                                                                    EXHIBIT 25.1

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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

           -------------------------------------------------------

                                   Form T-1

                      STATEMENT OF ELIGIBILITY UNDER THE
                 TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2)

           -------------------------------------------------------

                 WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)


            P.O. Box 4441                    76-0034784
            Houston, Texas  77210-4441       (I.R.S. Employer
            (713) 250-3795                   Identification Number)
            (Address of Principal
             Executive Offices)

           -------------------------------------------------------


                             PIER 1 IMPORTS, INC.
             (Exact name of obligor as specified in its charter)


                                   DELAWARE
                           (State of Incorporation)


                                  75-1729843
                   (I.R.S. Employer Identification Number)


                               301 COMMERCE ST.
                                  SUITE 600
                            FORT WORTH, TX   76102
                   (Address of Principal Executive Office)


      PIER 1 IMPORTS, INC. ___% CONVERTIBLE SUBORDINATED NOTES DUE 2006
                     (Title of the indenture securities)

================================================================================

Item 1.  General Information.

Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.


         Name:                                       Address:
         -------------------------------------       ----------------

         Comptroller of the Currency                 Washington, D.C.
         Federal Reserve Bank                        Dallas, Texas
         Federal Deposit Insurance Corporation       Washington, D.C.
         National Bank Examiners                     Dallas, Texas



     (b) Whether it is authorized to exercise corporate trust powers.

         Yes.



Item 2.  Affiliations with the Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.


Item 3.  Voting Securities of the Trustee.

Furnish the following information as to each class of voting securities of the trustee:


                Col. A                  Col. B
            Title of Class         Amount Outstanding
            --------------         ------------------

N/A



Item 4.  Trusteeships Under Other Indentures.

If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

     (a)  Title of the securities outstanding under each such other indenture.

     (b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indenture.

     N/A

Item 5. Interlocking Directorates and Similar Relationships with the Obligor or Underwriters.

If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

N/A

Item 6.  Voting Securities of the Trustee Owned by the Obligor or its
Officials.

Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner, and executive officer of the obligor:


- --------------------------------------------------------------------------------
      Col. A          Col. B         Col. C            Col. D
     -------------  --------------  ------------  -------------------------
     Name of Owner  Title of Class  Amount Owned   Percentage of Voting
                                    Beneficially  Securities Represented
                                                  by Amount Given in Col. C
- --------------------------------------------------------------------------------

N/A




Item 7.  Voting Securities of the Trustee Owned by Underwriters or their
Officials.

Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of each such underwriter:


- --------------------------------------------------------------------------------
      Col. A          Col. B         Col. C            Col. D
     -------------  --------------  ------------  -------------------------
     Name of Owner  Title of Class  Amount Owned   Percentage of Voting
                                    Beneficially  Securities Represented
                                                  by Amount Given in Col. C
- --------------------------------------------------------------------------------

N/A



Item 8.  Securities of the Obligor Owned or Held by the Trustee.

Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee:



- --------------------------------------------------------------------------------
   Col. A             Col. B                 Col. C                Col. D
- --------------  ----------------------     ------------      -------------------
Title of Class  Whether the Securities     Amount Owned      Percentage of Class
                   are Voting or       Beneficially or Held     Represented by
               Non-Voting Securities  as Collateral Security   Amount Given in
                                        for Obligations in         Col. C
                                             Default
- --------------------------------------------------------------------------------

N/A

Item 9.  Securities of Underwriters Owned by or Held by the Trustee.

If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee:


- --------------------------------------------------------------------------------
    Col. A           Col. B             Col. C                    Col. D
 ---------------     ------          ------------           -------------------
 Title of Issuer     Amount          Amount Owned           Percentage of Class
  and Title of     Outstanding      Beneficially or        Represented by Amount
    Class                          Held as Collateral         Given in Col. C
                                Security for Obligations
                                  in Default By Trustee
- --------------------------------------------------------------------------------

N/A



Item 10. Ownership or Holdings by the Trustee of Voting Securities of Certain Affiliates or Security Holders of the Obligor.

If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns ten percent (10%) or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person:


- --------------------------------------------------------------------------------
        Col. A         Col. B            Col. C                  Col. D
    ---------------    ------         ------------          -------------------
    Title of Issuer    Amount         Amount Owned          Percentage of Class
     and Title of    Outstanding  Beneficially or Held     Represented by Amount
       Class                      as Collateral Security     Given in Col. C
                                   for Obligations in
                                   Default By Trustee
- --------------------------------------------------------------------------------

N/A



Item 11. Ownership or Holdings by the Trustee of any Securities of a Person Owning 50 Percent or More of the Voting Securities of the Obligor.

If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns fifty percent (50%) or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of which are so owned or held by the trustee:


- --------------------------------------------------------------------------------
        Col. A          Col. B            Col. C                  Col. D
    ---------------     ------         ------------         -------------------
    Title of Issuer     Amount         Amount Owned         Percentage of Class
     and Title of     Outstanding   Beneficially or Held   Represented by Amount
        Class                      as Collateral Security     Given in Col. C
                                    for Obligations in
                                    Default By Trustee
- --------------------------------------------------------------------------------

N/A

Item 12.  Indebtedness of the Obligor to the Trustee.

Except as noted in the instructions, if the obligor is indebted to the trustee, furnish the following information:


- --------------------------------------------------------------------------------
             Col. A                  Col. B                    Col. C
           ------------            -----------                --------
             Nature of               Amount                   Date Due
           Indebtedness            Outstanding
- --------------------------------------------------------------------------------

N/A



Item 13.  Defaults by the Obligor.

     (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

         N/A

     (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

         N/A


Item 14.  Affiliations with the Underwriters.

If any underwriter is an affiliate of the trustee, describe each such affiliation.

N/A


Item 15.  Foreign Trustee.

Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under the indentures qualified or to be qualified under the Act.

N/A


Item 16. List of Exhibits.

List below all exhibits filed as a part of this statement of eligibility.

Exhibits identified in brackets below, on file with the Commission, are incorporated herein by reference as exhibits hereto.

   Exhibit 1. A copy of the Articles of Association of the Trustee as now in effect.

   Exhibit 2. A copy of the certificate of authority of the Trustee to commence business, if not contained in the Articles of Association.

   Exhibit 3. A copy of the authorization of the Trustee to exercise corporate trust powers, if such authorization is not contained in the documents specified in paragraph (1) or (2) above.

   Exhibit 4.  A copy of the existing by-laws of the Trustee.

   Exhibit 5.  Not applicable.

   Exhibit 6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939.

   Exhibit 7. A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

   Exhibit 8.  Not applicable.

   Exhibit 9.  Not applicable.






                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Wells Fargo Bank (Texas), N.A., a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston and State of Texas, on the 14th day of August, 1996.



WELLS FARGO BANK (TEXAS), N.A.


By:     /s/ TERI D. BANKS
   ----------------------------

Name:       Teri D. Banks
     --------------------------

Title:      Vice President
      -------------------------

                                   Exhibit 1

   A copy of the Articles of Association of the Trustee as now in effect.

                 WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION

                  AMENDED AND RESTATED ARTICLES OF ASSOCIATION
                      (AS AMENDED THROUGH AUGUST 20, 1996)

                              CHARTER NUMBER 17612


                                       I.

                 The title of this Association shall be Wells Fargo Bank (Texas), National Association.


                                      II.

                 The main office of the Association shall be in Houston, County of Harris, State of Texas. The general business of the Association shall be conducted at its main office and its branches.


                                      III.

                 The Board of Directors of this Association shall consist of not less than five nor more than twenty-five persons, the exact number of directors within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof. Unless otherwise provided by the laws of the United States, any vacancy in the Board of Directors for any reason, including an increase in the number thereof, may be filled by action of the Board of Directors. Between annual meetings of shareholders, the Board of Directors may not increase the number of directors to a number which: (a) exceeds by more than two the number of directors last elected by shareholders if such number was fifteen or less; or (b) exceeds by more than four the number of directors last elected by shareholders if such number was sixteen or more. As long as required by applicable law, each director of the Association shall own a combination of common and preferred stock of the Association or of a holding company owning the Association with an aggregate par, fair market or equity value of not less than $1,000, as of either (i) the date of purchase, (ii) the date the person became a director, or (iii) the date of that person's most recent election to the Board of Directors, whichever is more recent.


                                      IV.

                 A. The annual meeting of the shareholders for the election of directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office or such other place as the Board of Directors may designate, on the day of each year specified therefor in the By-Laws, but if no election is held on that day, it may be held on any subsequent day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the Board of Directors.

                 B. Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of stock of the Association entitled to vote for election of directors. Nominations, other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the President of the Association and to the Comptroller of the Currency, Washington, D.C., not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Association and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Association that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Association owned by the notifying shareholder. Nominations not made in accordance herewith may, in his discretion, be disregarded by the chairman of the meeting, and upon his instructions, the vote tellers may disregard all votes cast for each such nominee.

                 C. For so long as cumulative voting for directors is required by applicable law, in all elections of directors, the number of votes each common shareholder may cast will be determined by multiplying the number of shares he or she owns by the number of directors to be elected. Those votes may be cumulated and cast for a single candidate or may be distributed among two or more candidates in the manner selected by the shareholder. On all other questions, and if cumulative voting for directors is not required by applicable law, on all questions, each common shareholder shall be entitled to one vote for each share of stock held by him or her.

                 D. Any director may be removed by a majority vote of the shareholders entitled to vote at a meeting called to remove him or her, for any cause deemed sufficient by the shareholders present or represented at such meeting, as long as notice of the meeting stating that the purpose or one of the purposes is to remove him or her is provided. For so long as cumulative voting for directors is required by applicable law, a director may not be removed if the number of votes sufficient to elect him or her under cumulative voting is voted against his or her removal.

                                       V.

                 A. The authorized amount of capital stock of this Association shall be 5,000,000 shares of Common Stock of the par value of ten dollars ($10.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

                 B. No holder of shares of the capital stock of any class of the Association shall have any preemptive or preferential right of subscription to any shares of any class of stock of the Association, whether now or hereafter authorized, or to any obligations convertible into stock of the Association, issued, or sold, nor any right of subscription to any thereof other than such, if any, as the Board of Directors in its discretion may from time to time determine and at such price as the Board of Directors may from time to time fix.

                 C. If the capital stock is increased by a stock dividend, each shareholder shall be entitled to his proportionate amount of such increase in accordance with the number of shares of capital stock owned by him at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized.

                 D. The Association, at any time and from time to time, may authorize and issue debt obligations whether or not subordinated, without the approval of shareholders.

                                      VI.

                 A. The Board of Directors shall appoint one of its members President of this Association, who shall be Chairman of the Board, unless the Board appoints another director to be the Chairman. The Board of Directors shall have the power to appoint one or more Vice Presidents and to appoint a Secretary and such other officers and employees as may be required to transact the business of this Association.

                 B. The Board of Directors shall have the power to define the duties of the officers and employees of the Association; to delegate the performance of its duties, but not the responsibility for its duties, to the officers, employees, and agents of the Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of the Association shall be made; to manage and administer the business and affairs of the Association; to make all by-laws that it may be lawful for them to make; and generally to do and perform all acts that it may be legal for a Board of Directors to do and perform.

                                      VII.

                 The Board of Directors shall have the power to change the location of the main office to any other place within the limits of Houston, Texas, without the approval of the shareholders, but subject to the approval of the Comptroller of the Currency and shall have the power to establish or change the location of any branch or branches of the Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

                                     VIII.

                 The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

                                      IX.

                 The Board of Directors of this Association, or any three or more shareholders owning, in the aggregate, not less than 25 percent of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at his address as shown upon the books of this Association.


                                       X.

                 A. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a "proceeding") by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Association or is or was serving at the request of the Association as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan, shall be indemnified and held harmless by the Association (except as provided in the last sentence of this subsection) to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Association to provide broader indemnification rights than permitted prior thereto). The aforesaid indemnity shall be provided without regard to whether the basis of such proceeding is alleged action in an official capacity while serving as a director, officer, employee, or agent, or in any other capacity while serving as a director, officer, employee or agent. The aforesaid indemnity shall protect such person against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of his or her heirs, executors, and administrators; provided, however, that, except as provided in paragraph B. hereof, with respect to proceedings to enforce rights to indemnification, the Association shall indemnify any such person in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Association. The conditional right to indemnification conferred in this section shall be a contract right and shall include the right to be paid by the Association the expenses incurred in defending any such proceeding in advance of its final disposition (an "advancement of expenses"); provided, however, that, if required by applicable law or regulation, an advancement of expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person, including, without limitation, service to an employee benefit plan) shall be made only upon (i) delivery to the Association of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined by final judicial or administrative decision from which there is no further right to appeal that such director or officer is not entitled to be indemnified for such expenses under this section or otherwise and (ii) compliance with any other actions required by applicable law or regulation to be taken prior to an advancement of expenses. The Association may, by action of its Board of Directors, grant rights to indemnification and to the advancement of expense to employees and agents of the Association and to any director, officer, employee or agent of any of its subsidiaries with the same scope and effect as the foregoing indemnification of directors and officers. Notwithstanding the foregoing, (i) no person shall be indemnified hereunder by the Association against expenses, penalties, or other payments incurred in an administrative proceeding or action instituted by an appropriate bank regulatory agency which proceeding or action results in a final order assessing civil money penalties or requiring affirmative action by an individual or individuals in the form of payments to the Association, and (ii) no person shall be indemnified hereunder by the Association and no advancement of expenses shall be made to any person hereunder to the extent such indemnification or advancement of expenses would violate or conflict with any applicable federal statute now or hereafter in force or final regulation now or hereafter promulgated by the Office of the Comptroller of the Currency ("OCC") or the Federal Deposit Insurance
Corporation ("FDIC"). The Association shall comply with any requirements imposed on it by any such statute or regulation in connection with any indemnification or advancement of expenses hereunder by the Association.

                 B. Right of Claimant to Bring Suit. If a claim under paragraph A. of the section is not paid in full by the Association within thirty (30) days after written claim has been received by the Association, the claimant may at any time thereafter bring suit against the Association to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Association to recover an advancement of expenses pursuant to the terms of an undertaking, the claimant shall be entitled to be paid also the expense of prosecuting or defending such claim. It shall be a defense to any such action brought by the claimant to enforce a right to indemnification hereunder (other than an action brought to enforce a claim for an advancement of expenses where the required undertaking, if any, has been tendered to the Association) that the claimant has not met an applicable standard for indemnification under the Delaware General Corporation Law. In any suit brought by the Association to recover an advancement of expenses pursuant to the terms of an undertaking, the Association shall be entitled to recover such expenses upon a final adjudication that the claimant has not met any applicable standard for indemnification under the Delaware General Corporation Law. Neither the failure of the Association (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standards of conduct set forth in the Delaware General

Corporation Law, nor an actual determination by the Association (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standards of conduct under the Delaware General Corporation Law, shall create a presumption that the claimant has not met such applicable standards of conduct or, in the case of such a suit brought by the claimant, be a defense to such suit.

                 C. Non-Exclusivity of Rights. The rights to indemnification and the advancement of expenses conferred in this section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Association, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

                 D. Insurance. The Association may, at its expense, purchase, maintain or make payment or reimbursement for premiums on insurance to protect itself and any director, officer, employee or agent of the Association or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Association would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law; provided, however, that such insurance shall explicitly exclude insurance coverage for a formal order of the OCC or FDIC assessing civil money penalties against an Association director or employee.

                                      XI.

                 A director of the Association shall not be personally liable to the Association or its shareholder(s) for monetary damages for breach of fiduciary duty as a director, except that this Article XI shall not eliminate or limit a director's liability (i) for any breach of the director's duty of loyalty to the Association or its shareholder(s), (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any willful or negligent violation of applicable law with respect to payment of dividends or purchase or redemption by the Association of its own stock, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended after approval by the shareholder(s) of this provision to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Association shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended from time to time.

                 Any repeal or modification of the foregoing paragraph by the shareholder(s) of the Association shall not adversely affect any right or protection of a director of the Association existing at the time of such repeal or modification.


                                      XII.

                 These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of this Association, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount.

                                   Exhibit 2

A copy of the certificate of authority of the Trustee to commence business, if not contained in the Articles of Association.

                          COMPTROLLER OF THE CURRENCY

TREASURY DEPARTMENT                                      OF THE UNITED STATES


                               WASHINGTON, D. C.


         WHEREAS, satisfactory evidence has been presented to the Comptroller of the Currency that FIRST INTERSTATE BANK OF TEXAS, NATIONAL ASSOCIATION located in Houston, State of Texas has complied with all provisions of the statutes of the United States required to be complied with before being authorized to commence the business of banking as a National Banking Association.

         NOW, THEREFORE, I hereby certify that the above-named association is authorized to commence the business of banking as a National Banking Association.

                                        IN TESTIMONY WHEREOF, witness my
                                        signature and seal of office this
                                        24th day of January 1983.

               Charter No. 17612        /s/ Peter C. Kraft
                                        -----------------------------------
                                        Comptroller of the Currency

                 WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION

                       ASSISTANT SECRETARY'S CERTIFICATE


         I, Pui-Mei Wong, Assistant Secretary of Wells Fargo Bank (Texas), National Association, a national banking association, do hereby certify that effective June 1, 1996, the title of First Interstate Bank of Texas, National Association, charter number 17612, was changed to Wells Fargo Bank (Texas), National Association.

                 I further certify that attached hereto are:

                 A full, true and correct copy of the original letter received from the Office of the Comptroller of the Currency, Washington, D.C., evidencing the recording of said name change; and

                 A full, true and correct copy of the action of the sole stockholder of First Interstate Bank of Texas, National Association by written consent dated May 20, 1996, approving said name change.

         IN WITNESS WHEREOF, I have hereunto subscribed my name on this 13th day of August 1996.


                                        /s/ Pui-Mei Wong
                                        -----------------------------------
                                        Pui-Mei Wong, Assistant Secretary

Comptroller of the Currency
Administrator of National Banks
Multinational Banking Division
250 E Street, SW
Washington, D.C.  20219

May 30, 1996

Mr. Robert S. Singley
Assistant Secretary
Wells Fargo Bank, N.A.
111 Sutter Street, 16th Floor
MAC 0188-165
San Francisco, California  94163

Dear Mr. Singley:

The Office of the Comptroller of the Currency (OCC) has received your letter concerning the title change and the appropriate amendment to the articles of association. The OCC has recorded that effective June 1, 1996, the title of First Interstate Bank of Texas, N.A., charter number 17612, will be changed to Wells Fargo Bank (Texas), National Association.

As a result of the Garn-St. Germain Depository Institutions Act of 1982, the OCC is no longer responsible for the approval of national bank name changes nor does it maintain official records on the use of alternative titles. The use of other titles or the retention of the rights to any previously used title is the responsibility of the bank's board of directors. Legal counsel should be consulted to determine whether or not the new title, or any previously used title, could be challenged by competing institutions under the provisions of federal or state law.

Sincerely,

/s/ Cindy L. Hausch-Booth
Cindy L. Hausch-Booth
Senior Licensing Analyst

Charter Number                    17612
Application Control Number        96-ML-04-0006

                      FIRST INTERSTATE BANK OF TEXAS, N.A.

                 ACTION OF SOLE STOCKHOLDER BY WRITTEN CONSENT

                                  MAY 20, 1996

         Wells Fargo & Company, being the sole stockholder of First Interstate Bank of Texas, N.A. (the "Association"), hereby waives notice of a special meeting of stockholders of the Association and consents to the adoption of the following resolution in lieu of such meeting:

                 RESOLVED, that effective June 1, 1996, Article First of the Articles of Association of the Association be amended to read in its entirety as follows:

                 The name of this association shall be Wells Fargo Bank (Texas), National Association.

         IN WITNESS WHEREOF, Wells Fargo & Company has caused this consent to be signed by its officers thereunto duly authorized as of the day and year first above written.

                                        WELLS FARGO & COMPANY


                                        By:/s/ Rodney L. Jacobs
                                           -----------------------------------
                                             Rodney L. Jacobs
                                             Vice Chairman


                                        By:/s/ Guy Rounsaville, Jr.
                                           -----------------------------------
                                             Guy Rounsaville, Jr.
                                             Executive Vice President

                                   Exhibit 3


        A copy of the authorization of the Trustee to exercise corporate trust powers, if such authorization is not contained in the documents specified in paragraph (1) or (2) above.

COMPTROLLER OF THE CURRENCY
ADMINISTRATOR OF NATIONAL BANKS


                               TRUST CERTIFICATE

         WHEREAS, FIRST INTERSTATE BANK OF TEXAS, N.A., located in Houston, State of Texas, being a National Banking Association, organized under the statutes of the United States, has made application for authority to act as fiduciary;

         AND WHEREAS, applicable provisions of the statutes of the United States authorize the grant of such authority;

         NOW THEREFORE, I hereby certify that the said association is authorized to act in all fiduciary capacities permitted by such statutes.

                                        IN TESTIMONY WHEREOF, witness my
                                        signature and seal of Office this
                                        Twentieth day of April 1988.
[Graphic of Seal of Office of
Comptroller of the Currency]
                                        /s/ Robert L. Clarke
                                        -------------------------------------
                                        Robert L. Clarke, Comptroller of the
                                        Currency

                              CHARTER NO. 17612

                                   Exhibit 4

                 A copy of the existing by-laws of the Trustee.

                 WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION

                                    BY-LAWS
                      (As Amended Through August 20, 1996)

                                   ARTICLE I

                            Meetings of Shareholders

                 Section 1.1. Annual Meeting. The regular annual meeting of shareholders for the election of directors and the transaction of whatever other business may properly come before the meeting, shall be held at the principal office of the Association, 1000 Louisiana, Houston, Harris County, Texas, or such other place as the Board of Directors (the "Board") may designate, on the fourth Tuesday of February of each year, or on the next succeeding business day, if the day fixed falls on a legal holiday, at 10:00 a.m. or at such other hour as may be designated by the Board. Notice of such meeting shall be mailed postage prepaid at least ten days prior to the date thereof, addressed to each shareholder at his address appearing on the books of the Association. If, from any cause, an election of directors is not held on such day, the Board shall order the election to be held as soon thereafter as practicable, and notice thereof shall be given in the manner herein provided for the annual meeting.

                 Section 1.2. Special Meetings. Except as otherwise provided by law, special meetings of the shareholders may be called for any purpose at any time by the Board of Directors or any three or more shareholders owning, in the aggregate, not less than 25% of the stock of the Association. Every such special meeting, unless otherwise provided by law, shall be called by mailing, postage prepaid, not less than ten days prior to the date fixed for such meeting, to each shareholder, at its address appearing on the books of the Association, a notice stating the time, place and purpose of the meeting.

                 Section 1.3. Nominations for Director. Nominations for election to the Board may be made by the Board or by any shareholder entitled to vote for the election of directors in accordance with the procedures specified in the Articles of Association.

                 Section 1.4. Organization of Shareholders Meetings. At each meeting of shareholders the Chairman of the Board or, in the absence of the Chairman, the President, or, in the absence of both, the person appointed by the holders of a majority of the shares represented at the meeting, shall serve as chairman of the meeting and shall appoint a person to serve as secretary of the meeting. The secretary of the meeting shall serve as judge of the election of directors, and shall record in the minutes of the meeting the number of shares represented in person and by proxy, the result of the election of directors, and any other action taken at the meeting.

                 Section 1.5. Proxies. Any shareholder may vote at any meeting of the shareholders by a proxy duly authorized in writing, but no officer or employee of the Association shall act as proxy. Proxies shall be valid only for one meeting, to be specified therein, and any adjournments of such meeting. Proxies shall be dated and shall be filed with the records of the meeting.

                 Section 1.6. Quorum. A majority of the outstanding capital stock, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, unless otherwise provided by law. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting, unless otherwise provided by law or by the Articles of Association.

                 Section 1.7. Written Consents. Any action required or permitted to be taken by the shareholders may be taken without a meeting if all shareholders shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the shareholders. Such action by written consent shall have the same force and effect as the unanimous vote of the shareholders.

                                   ARTICLE II

                               Board of Directors

                 Section 2.1. Number. The Board shall consist of not less than five nor more than twenty-five persons qualified as required by law, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board or by resolution of the shareholders at any meeting thereof; provided, however, that a majority of the full Board may not increase the number of directors to a number which: (i) exceeds by more than two the number of directors last elected by shareholders where such number was fifteen or less; or (ii) exceeds by more than four the number of directors last elected by shareholders where such number was sixteen or more, but in no event shall the number of directors exceed twenty-five.

                 Section 2.2. Organization Meeting. Following the annual meeting of shareholders, the secretary of the meeting shall notify the directors-elect of their election and of the time at which they are required to meet at the principal office of the Association in Houston, Texas, for the purpose of organizing the new Board and appointing officers of the Association for the succeeding year, as provided in these by-laws. Such meeting shall be held on the day of the election or as soon thereafter as practicable, and, in any event, within thirty days thereof. If, at the time fixed for such meeting, there shall not be a quorum present, the directors present may adjourn the meeting, from time to time, until a quorum is obtained.

                 Section 2.3. Directors' Meetings. The regular meeting of the Board shall be held, without notice, at the principal office of the Association, or at such other place as the directors determine, on the fourth Tuesday of each month other than July and December, at 10:00 a.m. When any regular meeting of the Board falls on a legal holiday, the meeting shall be held on the next succeeding business day unless the Board shall designate some other day. Special meetings may be had upon call issued by the Chairman of the Board or the President, a majority of the directors, or the owners and holders of a majority in interest of the outstanding stock of the Association, after notice thereof is given by the Secretary or any other officer of the Association in person, by mail, telephone, or telegraph to each director at his last known address at least one day prior to such meeting. No notice need be given as to any meeting at which all of the directors are present, and the attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board need be specified in the notice or waiver of notice of such meeting, except as provided in Section 9.2 below.

                 Section 2.4. Quorum. A majority of the directors then in office shall constitute a quorum at any meeting, except when otherwise provided by law; but a lesser number may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice. The act of a majority of the directors present at any meeting in which there is a quorum shall be the act of the Board, unless otherwise specifically provided by law, the Articles of Association or the by-laws.

                 Section 2.5. Vacancies. When any vacancy occurs among the directors, a majority of the remaining members of the Board may elect a director to fill such vacancy at any regular meeting of the Board or at a special meeting called for that purpose.

                 Section 2.6. Term. Directors shall hold office until the next annual meeting of shareholders following their election, and until their successors have been duly elected and qualified.

                 Section 2.7. Duties of Directors. The Board shall supervise the conduct of the Association's business, and may promulgate rules and regulations relative thereto, and prescribe the duties and responsibilities of the officers and employees of the Association.

                 Section 2.8. Presumption of Assent. A director who is present at a meeting of the Board at which action on any corporate matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Association immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

                 Section 2.9. Advisory Directors. The Board may appoint such number of advisory directors as the Board may from time to time determine, each of whom shall hold office until the next annual organization meeting of directors following their appointment. Advisory directors shall serve in an advisory capacity to the Board, but shall not have the right to vote. Advisory directors may serve in such capacity with respect to the Association or any branch office thereof, as the Board may from time to time determine.

                 Section 2.10. Written Consents. Any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or such committee shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors or such committee. Such action by written consent shall have the same force and effect as the unanimous vote of the Directors or committee members, as the case may be.

                                  ARTICLE III

                                   Committees

                 Section 3.1. Executive Committee. The Board may, by resolution adopted by a majority of the number of directors fixed by these by-laws, designate two or more directors to constitute an Executive Committee, which committee, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board in the business and affairs of the Association, except that the Executive Committee may not take any action that is required by law to be taken by the full Board of Directors, including but not necessarily limited to:

                 (1) Authorizing distributions of assets or dividends.

                 (2) Approving action required to be approved by the shareholders.

                 (3) Filling vacancies on the Board of Directors or any of its committees.

                 (4) Amending the Articles of Association.

                 (5) Adopting, amending or repealing by-laws.

                 (6) Authorizing or approving issuance or sale or contract for sale of shares, or determining the designation and relative rights, preferences and limitations of a class or series of shares.

                 The designation of the Executive Committee and the delegation thereto of authority shall not operate to relieve the Board, or any member thereof, of any responsibility imposed upon it or him by law.

                 Section 3.2. Credit Committee. The Board may, by resolution adopted by a majority of the number of directors fixed by these by-laws, designate a committee to be known as the Credit Committee, consisting of such officers and/or directors as may be appointed by the Board. The directors and officers appointed by the Board to the Credit Committee shall be appointed annually and shall serve until their successors have been duly appointed and qualified. The committee and such persons as may be authorized by the committee, to the extent provided in such resolution, shall have the power to discount and purchase notes, bills and other evidences of debt, and to buy and sell bills of exchange, to pass upon and approve all loans and discounts or advances of credit, and to exercise authority regarding loans and discounts or advances of credit.

                 Section 3.3. Other Committees. The Board may appoint, from time to time, other committees of one or more persons, for such purposes and with such members and such powers as the Board may determine. The Board shall also have the authority to appoint one or more of the advisory directors as advisory members of any committee or committees, but such advisory members shall not have the right to vote.

                 Section 3.4. Audit Committee. The Board shall appoint an Audit Committee composed of two or more directors independent of management of the Association, which shall meet at least once during each calendar year and within fifteen months of the last such audit make suitable audits of the Bank, or cause suitable audits to be made by auditors responsible only to the Board, and at such time shall ascertain whether the Bank has been administered in accordance with law, applicable regulations and sound business and fiduciary principles. The Audit Committee shall also review each report of examination of the Bank by the

Comptroller of the Currency and report its findings and recommendations to the Board.

                                   ARTICLE IV

                             Officers and Employees

                 Section 4.1. Chairman of the Board. The Board shall appoint one of its members to be Chairman of the Board. The Chairman of the Board shall preside at all meetings of the Board. The Chairman of the Board shall have such powers and duties as from time to time may be assigned by the Board.

                 Section 4.2. President. The Board shall appoint one of its members to be the President of the Association. In the absence of the Chairman, the President shall preside at any meeting of the Board. The President shall have general executive powers, and shall have and may exercise any and all other powers and duties pertaining by law, regulation, or practice, to the office of President, or imposed by these by-laws. The President shall also have and may exercise such further powers and duties as from time to time may be conferred or assigned by the Board.

                 Section 4.3. Secretary. The Board shall appoint a Secretary of the Board and of the Association, and the Secretary shall be responsible for all moneys, funds and valuables of the Association that may come into his hands as such. The Secretary shall keep a full and complete record of the proceedings of the Board and of the Association. The Secretary shall be custodian of the seal of the Association, and may affix same to instruments requiring the seal. The Secretary shall perform any and all of the duties usually performed by secretaries of banks.

                 Section 4.4. Other Officers. The Board may appoint such other officers as from time to time may appear to the Board to be required or desirable, including a Senior Chairman of the Board, Chairman of the Executive Committee, Cashier, one or more Vice Chairmen of the Board, one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Cashiers, one or more Banking Officers, one or more Assistant Secretaries and such other officers with titles as the Board may designate. Such officers shall, respectively, exercise such powers and perform such duties as may be assigned to them in these by-laws, by the Board or by the President. The Board may designate as Executive Officers such officers as the Board may deem desirable from time to time.

                 Section 4.5. Term of Office and Vacancies. Officers shall hold their offices until their successors shall have been duly elected and qualified unless they shall resign, become disqualified or be removed. Officers may be removed by the Board with or without cause. The Board shall have authority to fill any vacancy occurring in such offices. Election or appointment of an officer or agent shall not of itself create contract rights for the officer or agent.

                 Section 4.6. Compensation. The compensation to be paid officers of the Association shall be that fixed and determined by the Board from time to time.

                 Section 4.7. Vice Presidents. In the absence of the President or the Secretary, or in the event of their inability or refusal to act, any Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order of their designation, with Executive Vice Presidents ranking above Senior Vice Presidents and Senior Vice Presidents ranking above Vice Presidents, and in the case of Vice Presidents of the same designation, in the order of their election) shall perform the duties of the President or the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President and the Secretary.

                 Section 4.8. Other Duties of Officers. Each of the officers referred to in these by-laws and any other officer of the Association that may be appointed by the Board shall be accountable to the Board for their actions, and shall have such additional duties, obligations, responsibilities and powers as may from time to time be delegated to them by action of the Board. The subordinate officers and employees of the Association shall perform such duties as may be delegated to them by the Board, the President or the Secretary.

                 Section 4.9. Officers. Officers duly appointed by the Board of Directors and acting within the scope of their authority shall have the power to hire and to dismiss subordinate officers and employees.

                                   ARTICLE V

                                Trust Department

                 Section 5.1. Trust Department. There shall be a department of the Association known as the Trust Department which shall exercise the fiduciary powers of the Association.

                 Section 5.2. Trust Officers. The Board shall appoint a trust officer who shall have the responsibility to manage, supervise and direct all of the activities of the Trust Department in order to carry on its business in accordance with the provisions of applicable laws and regulations, under the direction of the Trust Committee. The Board may appoint such other officers of the Trust Department as from time to time may appear to the Board to be required or desirable. Such officers shall exercise such powers and perform such duties as may be assigned.

                 Section 5.3. Trust Committee. There shall be a Trust Committee composed of not less than three persons who are either directors or officers, appointed by the Board annually or more often. The Members of the Trust Committee shall serve until confirmation of their successors by the Board. The Trust Committee shall have responsibility for general supervision of the Trust Department of the Association, including the establishment of the policies under which said Trust Department shall manage and supervise all fiduciary accounts. Policies established by said committee shall include the manner in which funds are to be managed and invested, the procedures for accepting and terminating fiduciary relationships, and the manner in which all such other duties incidental to the conduct and administration of the trust business of the Association shall be performed.

                 Section 5.4. Trust Audit Committee. The Trust Audit Committee function shall be handled by the Audit Committee, which shall be responsible to audit the Trust Department, or cause suitable audits to be made by auditors responsible only to the Board, and at such time shall ascertain whether the Trust Department has been administered in accordance with law, applicable regulations and sound fiduciary principles. The Audit Committee shall also review each report of examination of the

Trust Department by the Comptroller of the Currency and report its findings and recommendations to the Board.

                 Section 5.5. Trust Investments. Funds held in a fiduciary capacity shall be invested according to the instrument establishing the fiduciary relationship and local law. Where such instrument does not specify the character and class of investments to be made and does not explicitly vest in the Association discretion in the matter, funds held pursuant to such instrument shall be invested in investments in which corporate fiduciaries may invest under local law. The investments held in each fiduciary account shall be kept separate and distinct from the assets of the Association and shall be adequately identified as the property of the relevant account.

                 Section 5.6. Books and Accounts. All books and records of the Trust Department shall be kept separate and distinct from other books and records of the Association. All accounts opened shall be so kept as to enable the Association at any time to furnish information or reports required by regulatory authorities.

                                   ARTICLE VI

                          Stock and Stock Certificates

                 Section 6.1. Transfers. Shares of stock shall be transferable on the books of the Association, and a transfer book shall be kept in which all transfers of stock shall be recorded. Every person becoming a shareholder by such transfer shall, in proportion to such person's shares, succeed to all rights and liabilities of the prior holder of such shares.

                 Section 6.2. Stock Certificates. Certificates of stock shall bear the signature of the President (which may be engraved, printed or impressed), and shall be signed manually or by facsimile process by the Secretary, Assistant Secretary, Cashier, Assistant Cashier, or any other officer appointed by the Board for that purpose, to be known as an authorized officer, and the seal of the Association shall be engraved thereon. Each certificate shall recite on its face that the stock represented thereby is transferable only upon the books of the Association properly endorsed.

                 Section 6.3. Record Date and Closing of Transfer Books. For the purpose of determining shareholders entitled to notice of or to vote at any meeting, or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board may provide that the stock transfer books of the Association shall be closed for a stated period but not to exceed in any case fifty days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than fifty days and, in case of a meeting of shareholders, not less than ten days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which the notice of the meeting is mailed or the date on which the resolution of the Board declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.

                 Section 6.4. Regulations. The Board shall have power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration or the replacement of certificates for shares of the capital stock of the Association.

                                  ARTICLE VII

                                 Corporate Seal

                 Section 7.1. Seal. The Chairman of the Board, the President, the Secretary, the Cashier and any Vice President or other officer designated by the Board shall have authority to affix the corporate seal to any document requiring such seal, and to attest the same. The seal shall be substantially in the following form:

                                  ARTICLE VIII

                            Miscellaneous Provisions

                 Section 8.1. Fiscal Year. The fiscal year of the Association shall be the calendar year.

                 Section 8.2. Execution of Instruments. All agreements, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies and other instruments or documents may be signed, executed, acknowledged, verified, delivered or accepted on behalf of the Association by the Chairman of the Board, or the President, or any other Executive Officer (as the same may be designated from time to time by the Board), or in connection with the exercise of the Association's fiduciary powers by any Trust Officer, or in such other manner and by such person or persons as the Board may from time to time direct. The provisions of this Section 8.2 are supplementary to any other provision of these by-laws.

                 Section 8.3. Bonds. Each officer and employee of the Association shall be covered by a bond of suitable amount with security to be approved by the Board, conditioned for the honest and faithful discharge of such person's duties as an officer or employee. Such bonds may be schedule or blanket form, and the premiums shall be paid by the Association.

                 Section 8.4. Suspension of Officers. The President may, at any time, when the Board is not in session, if such officer deems it necessary for the interest and safety of the Association, suspend the power of any officer of the Association until the next meeting of the Board, when the President shall report the facts and the reasons for so doing.

                 Section 8.5.  Emergency Procedures.

                 a. The Board shall have the power, in the absence or disability of any officer, or upon the refusal of any officer to act, to delegate and prescribe such officer's powers and duties to any other officer, or to any director.

                 b. In the event of a state of disaster of sufficient severity to prevent the conduct and management of the affairs and business of the Association by its directors and officers as contemplated by these by-laws, if there is an incumbent Executive Committee, any two or more available members of the Executive Committee shall constitute a quorum of that Committee for the full conduct and management of the affairs and business of the Association, including, if necessary, the selection of a temporarily relocated place of business, and, in addition, such Committee shall be empowered to exercise all of the powers reserved to any Committee established by or pursuant to these by-laws. In the event that there is no incumbent Executive Committee or of the unavailability, at such time, of a minimum of two members of the then incumbent Executive Committee, any three available directors shall constitute the Executive Committee for the full conduct and management of the affairs and business of the Association in accordance with the foregoing provisions of this Section. This Section shall control over any provisions of these by-laws and any resolutions of the Board which are contrary to the provisions of this Section until it shall be determined by any interim Executive Committee acting under this Section that it shall be to the advantage of the Association to resume the conduct and management of its affairs and business under all of the other provisions of these by-laws.

                 Section 8.6. Records. The Articles of Association, the by-laws and the proceedings of all meetings of the shareholders, the Board, and all committees established by or pursuant to these by-laws, shall be recorded in appropriate minute books provided for that purpose. The minutes of each meeting shall be signed by the Secretary or other person appointed to act as secretary of the meeting, and approved by the person presiding at such meeting.

                 Section 8.7. Banking Hours. The Association shall be open for business on such days of the week and during such hours as may be directed by the Board, the President or such other officer as may be designated by the Board.

                 Section 8.8. Notice and Waiver of Notice. Whenever any notice whatsoever is required to be given under the provisions of these by-laws, said notice shall be deemed to be sufficient if given by mailing the same to the person entitled to said notice at the address of such person appearing on the books of the Association, and such notice shall be deemed to have been given two days after the date of such mailing. A waiver of notice, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                 Section 8.9. Resignations. Any director or officer may resign at any time. Such resignations shall be made in writing and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the President or Secretary. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

                 Section 8.10. Securities of Other Corporations. Except as otherwise provided by resolution of the Board, the President, Secretary, any other Executive Officer, Cashier, Branch President or any Vice President of the Association shall have power and authority to transfer, endorse for transfer, vote, consent or take any other action with respect to any securities of another issuer which may be held or owned by the Association and to make, execute and deliver any waiver, proxy or consent with respect to any such securities.

                 Section 8.ll. Corporate Governance. To the extent not inconsistent with applicable federal banking statutes or regulations or the safety and soundness of the Association, the Association hereby elects to follow the corporate governance procedures of the Delaware General Corporation Law, as the same may be amended from time to time.

                                   ARTICLE IX

                            Inspection and Amendment

                 Section 9.1. Inspection. A copy of the by-laws, with all amendments thereto, shall at all times be kept in the custody of the Secretary to the Board, and shall be open for inspection to all shareholders during banking hours.

                 Section 9.2. Amendments. These by-laws may be amended or repealed or new by-laws may be adopted by the Board at any regular meeting of the Board, or at any special meeting of the Board if notice of such amendment, repeal or adoption of new by-laws is contained in the notice of such special meeting. The Association's shareholders also may amend or repeal the by-laws or adopt new by-laws.

                                   Exhibit 5

                                Not applicable.

                                   Exhibit 6

        The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939.

                                   EXHIBIT 6

Wells Fargo Bank (Texas), N.A., as a condition to qualification under the Trust Indenture Act of 1939, consents that reports of examination by federal, state, territorial, or district authorities may be furnished by such authorities to the Securities and Exchange Commission of the United States upon request of said Commission for said reports, as provided in Section 321 of said Trust Indenture Act of 1939.

WELLS FARGO BANK (TEXAS), N.A.


By:/s/ Teri D. Banks
   -----------------------------------

Name: Teri D. Banks
     ---------------------------------

Title: Vice President
      --------------------------------

                                   Exhibit 7

        A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                                                                         Board of Governors of the Federal Reserve System
                                                                         OMB Number: 7100-0036
                                                                         Federal Deposit Insurance Corporation
                                                                         OMB Number: 3064-0052
                                                                         Office of the Comptroller of the Currency
                                                                         OMB Number: 1557-0081
Federal Financial Institutions Examination Council                       Expires March 31, 1999
- -------------------------------------------------------------------------------------------------------------------------
                                                                                                                      [1]
[LOGO]                                                                   Please Refer to Page i,
                                                                         Table of Contents, for
                                                                         the required disclosure
                                                                         of estimated burden.
- -------------------------------------------------------------------------------------------------------------------------
Consolidated Reports of Condition and Income for
a Bank with Domestic Offices Only and
Total Assets of $300 Million or More - FFIEC 032

Report at the Close of Business June 30, 1996                           (960630)
                                                                       -----------
                                                                       (RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State    This report form is to be filed by banks with
member banks); 12 U.S.C. Section 1817 (State nonmember          domestic offices only. Banks with branches and
banks); and 12 U.S.C. Section 161 (National banks).             consolidated subsidiaries in U.S. territories and
                                                                possessions, Edge or Agreement subsidiaries, foreign
                                                                branches, consolidated foreign subsidiaries, or
                                                                International Banking Facilities must file FFIEC 031.
- -------------------------------------------------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed by     The Reports of Condition and Income are to be
an authorized officer and the Report of Condition must be       prepared in accordance with Federal regulatory
attested to by not less than two directors (trustees) for       authority instructions. NOTE: These instructions may
State nonmember banks and three directors for State member      in some cases differ from generally accepted
and National banks.                                             accounting principles.

I, John V. Prince, Vice President                               We, the undersigned directors (trustees), attest to
   --------------------------------------------------------     the correctness of this Report of Condition
   Name and Title of Officer Authorized to Sign Report          (including the supporting schedules) and declare that
                                                                it has been examined by us and to the best of our
of the named bank do hereby declare that these Reports of       knowledge and belief has been prepared in conformance
Condition and Income (including the supporting schedules)       with the instructions issued by the appropriate
have been prepared in conformance with the instructions         Federal regulatory authority and is true and correct.
issued by the appropriate Federal regulatory authority and
are true to the best of my knowledge and belief.                /s/ Paul W. Carlisle, Jr.
                                                                -----------------------------------------------------
                                                                Director (Trustee)

- -------------------------------------------------------------   /s/  Joseph P. Stiglich
Signature of Officer Authorized to Sign Report                  -----------------------------------------------------
                                                                Director (Trustee)

  July 23, 1996                                                 /s/ P.M. Watson
- -------------------------------------------------------------   -----------------------------------------------------
Date of Signature                                               Director (Trustee)
- -------------------------------------------------------------------------------------------------------------------------
For Banks Submitting Hard Copy Report Forms:

State Member Banks: Return the original and one copy to the     National Banks: Return the original only in the
appropriate Federal Reserve District Bank.                      special return address envelope provided. If express
                                                                mail is used in lieu of the special return address
State Nonmember Banks: Return the original only in the          envelope, return the original only to the FDIC, c/o
special return address envelope provided. If express mail is    Quality Data Systems, 2127 Espey Court, Suite 204,
used in lieu of the special return address envelope, return     Crofton, MD 21114.
the original only to the FDIC, c/o Quality Data Systems,
2127 Espey Court, Suite 204, Crofton, MD 21114.
- -------------------------------------------------------------------------------------------------------------------------
FDIC Certificate Number                                         Banks should affix the address label in this space.
                      -----------                               CALL NO. 196          32                 06-30-96
                      (RCRI 9050)                               STBK: 48-3778 01976      STCERT: 48-24344
                                                                WELLS FARGO BANK (TEXAS), NA
                                                                -----------------------------------------------------
                                                                Legal Title of Bank (TEXT 9010)
                                                                P.O. BOX 3326
                                                                HOUSTON
                                                                -----------------------------------------------------
                                                                City (TEXT 9130)

                                                                TEXAS                               77253-3326
                                                                -----------------------------------------------------
                                                                State Abbrev. (TEXT 9200)        ZIP Code (TEXT 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

WELLS FARGO BANK (TEXAS), NA                   Call Date:  06/30/96       ST-BK:  48-3778          FFIEC  032
P.O. BOX 29743                                                                                     Page RI-1
PHOENIX, AZ  85038-9743                        Vendor ID:  D              CERT:  24344                  3

Transit Number:  11300106      Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST

Consolidated Report of Income
for the period January 1, 1996 - June 30, 1996

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI  -  Income Statement
                                                                                                       I380 [-
                                                                                   Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
RE Loans                                         RIAD4011             26,075               RI-01.A.1
Ag/Farm Loans                                    RIAD4024                255               RI-01.A.2
Coml/Indl Loans                                  RIAD4012             39,730               RI-01.A.3
Credit Cards                                     RIAD4054              2,438               RI-01.A.4A
Other Consumer                                   RIAD4055              7,719               RI-01.A.4B
Loans to For Govt                                RIAD4056                  0               RI-01.A.5
State/Local: Taxable                             RIAD4503                  0               RI-01.A.6A
State/Local: Exempt                              RIAD4504                910               RI-01.A.6B
All Other Loans                                  RIAD4058              3,766               RI-01.A.7
Leases: Taxable                                  RIAD4505                 40               RI-01.B.1
Leases: Exempt                                   RIAD4307                  0               RI-01.B.2
Interest on Balances Due(1)                      RIAD4115                  2               RI-01.C
US Treas/Govt Securities                         RIAD4027              9,379               RI-01.D.1
State/Local Securities: Taxable                  RIAD4506                  0               RI-01.D.2A
State/Local Securities: Exempt                   RIAD4507                  0               RI-01.D.2B
Other Domestic Debt securities                   RIAD3657                963               RI-01.D.3
Foreign Debt Sec                                 RIAD3658                  5               RI-01.D.4
Equity Securities (incl mutual funds)            RIAD3659                349               RI-01.D.5
Interest on Trading Assets                       RIAD4069                  0               RI-01.E
Interest on Fed Funds Sold                       RIAD4020              4,076               RI-01.F
 Total Interest Inc                              RIAD4107             95,707               RI-01.G


(1) Includes interest income on time certificates of deposit not held for trading.

WELLS FARGO BANK (TEXAS), NA                   Call Date:  06/30/96       ST-BK:  48-3778          FFIEC  032
P.O. BOX 29743                                                                                     Page RI-2
PHOENIX, AZ  85038-9743                        Vendor ID:  D              CERT:  24344                  4

Transit Number:  11300106      Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST

Schedule RI  -  Continued

                                                                                   Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
Transaction Accounts                             RIAD4508              3,582               RI-02.A.1
MMDAs                                            RIAD4509             10,528               RI-02.A.2A
Other Savings                                    RIAD4511              1,791               RI-02.A.2B
CD's ]$100 000                                   RIAD4174              1,663               RI-02.A.2C
Other Time Deposits                              RIAD4512              9,651               RI-02.A.2D
Expense of Fed Fund Purhased                     RIAD4180              5,029               RI-02.B
Interest Demand Notes to US Treas                RIAD4185                 18               RI-02.C
Interest on Mtge Indebtedness                    RIAD4072                 27               RI-02.D
Interest on Subordinated Notes/Debent            RIAD4200                708               RI-02.E
 Total Interest Exp                              RIAD4073             32,997               RI-02.F
 Net Interest Income                             RIAD4074             62,710               RI-03
Provision for Loan and Lease Losses              RIAD4230              9,000               RI-04.A
Provision for Allocated Transfer Risk            RIAD4243                  0               RI-04.B
Income from Fiduciary Activities                 RIAD4070              2,146               RI-05.A
Service Charges on Deposit Accounts              RIAD4080             25,167               RI-05.B
Noninterest income:Trading revenue               RIADA220                  7               RI-05.C
Other Foreign Transactions Gain/Loss             RIAD4076                136               RI-05.D
Other Noninterest Income - Fee Income            RIAD5407              8,156               RI-05.F.1
Other Noninterest Income - All Other             RIAD5408              2,645               RI-05.F.2
 Total Noninterest Inc                           RIAD4079             38,257               RI-05.G
Gain/Loss Sec Held to Maturities                 RIAD3521                  0               RI-06.A
Gain/Loss Sec Available-for-sale                 RIAD3196                  0               RI-06.B
Salaries and Benefits                            RIAD4135             19,361               RI-07.A
Expenses of Premises/Fixed Assets                RIAD4217              7,104               RI-07.B
Other Noninterest Expense*                       RIAD4092             45,539               RI-07.C
 Total Noninterest Exp                           RIAD4093             72,004               RI-07.D
 Gain/Loss Income                                RIAD4301             19,963               RI-08
Income Taxes                                     RIAD4302              9,696               RI-09
 Gain/Loss Income                                RIAD4300             10,267               RI-10
Extraordinary Items                              RIAD4310                  0               RI-11.A
Income Taxes                                     RIAD4315                  0               RI-11.B
 Extraordinary/Other                             RIAD4320                  0               RI-11.C
 Net Income                                      RIAD4340             10,267               RI-12


* Describe on Schedule RI-E - Explanations.

WELLS FARGO BANK (TEXAS), NA                   Call Date:  06/30/96       ST-BK:  48-3778          FFIEC  032
P.O. BOX 29743                                                                                     Page RI-3
PHOENIX, AZ  85038-9743                        Vendor ID:  D              CERT:  24344                  5

Transit Number:  11300106      Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST

Schedule RI  -  Continued
                                                                                                       I381 [-
                                                                                   Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
Interest Expense on Exempt After 8/7/86          RIAD4513                170               RI-M.1
Memo: Credit losses on off-bal sheet             RIADA251                  0               RI-M.10
Memoranda: Income Sale/Srvc Mutuals              RIAD8431                  0               RI-M.2
Number of Full-Time Employees                    RIAD4150              1,935               RI-M.4
If the reporting bank has restated balance       RIAD9106           04/01/96               RI-M.7
Memoranda: Trading Rev - Interest                RIAD8757                  0               RI-M.8.A
Memoranda: Trading Rev - Foreign Exch            RIAD8758                  7               RI-M.8.B
Memoranda: Trading Rev - Equity/Index            RIAD8759                  0               RI-M.8.C
Memoranda: Trading Rev - Commodity               RIAD8760                  0               RI-M.8.D
Memoranda: Impact - Interest Income              RIAD8761                 88               RI-M.9.A
Memoranda: Impact - Interest Expense             RIAD8762             (1,211)              RI-M.9.B
Memoranda: Impact - Other Allocations            RIAD8763                  7               RI-M.9.C
Equity/Capital Reported Dec 31 pre yr            RIAD3215            551,728               RIA01
Equity/Capital Adjustments*                      RIAD3216                  0               RIA02
Amended Balance Previous Year                    RIAD3217            551,728               RIA03
Net Income/Loss                                  RIAD4340             10,267               RIA04
Sale/Conversion of Stock                         RIAD4346                  0               RIA05
Changes Incident to Combinations                 RIAD4356            251,634               RIA06
LESS: Cash Dividends on Preferred                RIAD4470                  0               RIA07
LESS: Cash Dividends on Common                   RIAD4460                  0               RIA08
Changes in Accounting Prin*                      RIAD4411                  0               RIA09
Corrections of Accounting Errors*                RIAD4412                  0               RIA10
Net Unrealized Holding Avail Forsale             RIAD8433             (1,161)              RIA11
Other Parent Transactions*                       RIAD4415                  0               RIA12
 Total Eq/Cap End of Period                      RIAD3210            812,468               RIA13


* Describe on Schedule RI-E - Explanations.

WELLS FARGO BANK (TEXAS), NA                   Call Date:  06/30/96       ST-BK:  48-3778          FFIEC  032
P.O. BOX 29743                                                                                     Page RI-4
PHOENIX, AZ  85038-9743                        Vendor ID:  D              CERT:  24344                  6

Transit Number:  11300106      Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST

Schedule RI-B  - Charge-offs and Recoveries and Changes in Allowance for Loan and Lease Losses

Part I.  Charge-offs and Recoveries on Loans and Leases
                                                                                                       I386 [-
                                                                                   Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
Charge-Offs: US                                  RIAD4651                163               RIB1.1.A.A
Recoveries: US                                   RIAD4661                156               RIB1.1.A.B
Charge-Offs: Non-US                              RIAD4652                  0               RIB1.1.B.A
Recoveries: Non-US                               RIAD4662                  0               RIB1.1.B.B
Loans to US Banks: Charge-Offs                   RIAD4653                  0               RIB1.2.A.A
Loans to US Banks: Recoveries                    RIAD4663                  0               RIB1.2.A.B
Loans to For Banks: Charge-Offs                  RIAD4654                  0               RIB1.2.B.A
Loans to For Banks: Recoveries                   RIAD4664                  0               RIB1.2.B.B
Ag/Farm Loans: Charge-Offs                       RIAD4655                  0               RIB1.3.A
Ag/Farm Loans: Recoveries                        RIAD4665                  0               RIB1.3.B
Coml/Indl US: Charge-Offs                        RIAD4645              7,650               RIB1.4.A.A
Coml/Indl US: Recoveries                         RIAD4617                490               RIB1.4.A.B
Coml/Indl Non-US: Charge-Offs                    RIAD4646                  0               RIB1.4.B.A
Coml/Indl Non-US: Recoveries                     RIAD4618                  0               RIB1.4.B.B
Credit Cards: Charge-Offs                        RIAD4656                428               RIB1.5.A.A
Credit Cards: Recoveries                         RIAD4666                 26               RIB1.5.A.B
Other Consumer: Charge-Offs                      RIAD4657              1,233               RIB1.5.B.A
Other Consumer: Recoveries                       RIAD4667                279               RIB1.5.B.B
Loans to For Govt: Charge-Offs                   RIAD4643                  0               RIB1.6.A
Loans to For Govt: Recoveries                    RIAD4627                  0               RIB1.6.B
Other Loans: Charge-Offs                         RIAD4644                835               RIB1.7.A
Other Loans: Recoveries                          RIAD4628                359               RIB1.7.B
Leases US: Charge-Offs                           RIAD4658                  0               RIB1.8.A.A
Leases US: Recoveries                            RIAD4668                  0               RIB1.8.A.B
Leases Non-US: Charge-Offs                       RIAD4659                  0               RIB1.8.B.A
Leases Non-US: Recoveries                        RIAD4669                  0               RIB1.8.B.B
 Total                                           RIAD4635             10,309               RIB1.9.A
 Total                                           RIAD4605              1,310               RIB1.9.B
Memo: Charge-offs: Loans to fin comm.            RIAD5409                  0               RIB1.M.4.A
Memo: Recoveries: Loans to fin commcl            RIAD5410                  0               RIB1.M.4.B
Memo: Charge-offs: Loans sec construc            RIAD3582                  0               RIB1.M.5AA
Memo: Recoveries: Loans sec construct            RIAD3583                  4               RIB1.M.5AB
Memo: Charge-offs: Loans sec farmland            RIAD3584                  0               RIB1.M.5BA
Memo: Recoveries: Loans sec farmland             RIAD3585                  0               RIB1.M.5BB
Memo: Charge-offs: Loans sec multifam            RIAD3588                  0               RIB1.M.5DA
Memo: Recoveries: Loans sec multifaml            RIAD3589                  0               RIB1.M.5DB
Memo: Charge-offs: Loans sec nonfarm             RIAD3590                 51               RIB1.M.5EA
Memo: Recoveries: Loans sec nonfarm              RIAD3591                121               RIB1.M.5EB
Memo: Charge-offs: Revolv loans 1-4 r            RIAD5411                  0               RIB1.M5C1A
Memo: Recoveries: Revolv loans 1-4 rs            RIAD5412                  0               RIB1.M5C1B
Memo: Charge-offs: Other loans 1-4 rs            RIAD5413                112               RIB1.M5C2A
Memo: Recoveries: Other loans 1-4 res            RIAD5414                 31               RIB1.M5C2B


WELLS FARGO BANK (TEXAS), NA                   Call Date:  06/30/96       ST-BK:  48-3778          FFIEC  032
P.O. BOX 29743                                                                                     Page RI-5
PHOENIX, AZ  85038-9743                        Vendor ID:  D              CERT:  24344                  7

Transit Number:  11300106      Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST

Schedule RI-B  -  Continued

Part II. Changes in Allowance for Loan and Lease Losses

                                                                                   Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
Allowance Loans/Lease: Dec 31 prev yr            RIAD3124             64,089               RIB2.01
Recoveries: Allowance Loan/Lease                 RIAD4605              1,310               RIB2.02
LESS: Charge-Offs: Allowance Loan/Lea            RIAD4635             10,309               RIB2.03
Provision: Allowance Loan/Lease                  RIAD4230              9,000               RIB2.04
Adjustments: Allowance Loan/Lease*               RIAD4815             (1,555)              RIB2.05
 Bal End of Period                               RIAD3123             62,535               RIB2.06
Federal                                          RIAD4780                  0               RIC1
State/Local                                      RIAD4790                  0               RIC2
Foreign                                          RIAD4795                  0               RIC3
 Total Taxes                                     RIAD4770                  0               RIC4
Deferred Portion of Item 4                       RIAD4772                  0               RIC5
Other non-interest income  (RI-5.f.2)            RIAD5415                  0               RIE01.A
Other non-interest income  (RI-5.f.2)            RIAD5416                  0               RIE01.B
Other non-interest income  (RI-5.f.2)            RIAD5417                  0               RIE01.C
Other non-interest income (RI-5.f.2)             RIAD4461                889               RIE01.D
Other non-interest income (RI-5.f.2)             RIAD4462                998               RIE01.E
Other non-interest income (RI-5.f.2)             RIAD4463                  0               RIE01.F


* Describe on Schedule RI-E - Explanations.

WELLS FARGO BANK (TEXAS), NA                   Call Date:  06/30/96       ST-BK:  48-3778          FFIEC  032
P.O. BOX 29743                                                                                     Page RI-6
PHOENIX, AZ  85038-9743                        Vendor ID:  D              CERT:  24344                  8

Transit Number:  11300106      Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST

Schedule RI-E  -  Continued

                                                                                   Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
Other non-interest expense (RI-7.c)              RIAD4531             10,702               RIE02.A
Other non-interest expense (RI-7.c)              RIAD5418                  0               RIE02.B
Other non-interest expense (RI-7.c)              RIAD5419                  0               RIE02.C
Other non-interest expense (RI-7.c)              RIAD5420                  0               RIE02.D
Other non-interest expense (RI-7.c)              RIAD4464             23,820               RIE02.E
Other non-interest expense (RI-7.c)              RIAD4467                  0               RIE02.F
Other non-interest expense (RI-7.c)              RIAD4468                  0               RIE02.G
Extraordinary items and Adj (RI-11.a)            RIAD4469                  0               RIE03.A.1
Applicable tax effect (RI-11.b)                  RIAD4486                  0               RIE03.A.2
Extraordinary items and Adj (RI-11.a)            RIAD4487                  0               RIE03.B.1
Applicable tax effect (RI-11.b)                  RIAD4488                  0               RIE03.B.2
Extraordinary items and Adj (RI-11.a)            RIAD4489                  0               RIE03.C.1
Applicable tax effect (RI-11.b)                  RIAD4491                  0               RIE03.C.2
Equity cap adjustments (RIA-2)                   RIAD4492                  0               RIE04.A
Equity cap adjustments (RIA-2)                   RIAD4493                  0               RIE04.B
Acctg changes effects (RIA-9)                    RIAD4494                  0               RIE05.A
Acctg changes effects (RIA-9)                    RIAD4495                  0               RIE05.B
Corrections (RIA-10)                             RIAD4496                  0               RIE06.A
Corrections (RIA-10)                             RIAD4497                  0               RIE06.B
Transactions w/parent (RIA-12)                   RIAD4498                  0               RIE07.A
Transactions w/parent (RIA-12)                   RIAD4499                  0               RIE07.B
Adjs. to allow for l & l loss (RIB.2.*           RIAD4521             (1,555)              RIE08.A
Adjs. to allow for l & l loss (RIB.2.            RIAD4522                  0               RIE08.B


* Effective April 1, 1996, Wells Fargo and Company purchased First Interstate Bank of Texas. The bank used push down accounting in the business combination which is represented by the balances in RI-A, Line 6 and RI-B Part II, Line 5.

WELLS FARGO BANK (TEXAS), NA                   Call Date:  06/30/96       ST-BK:  48-3778          FFIEC  032
P.O. BOX 29743                                                                                     Page RC-1
PHOENIX, AZ  85038-9743                        Vendor ID:  D              CERT:  24344                  9

Transit Number:  11300106      Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST

Consolidated Report of Condition for Insured
Commercial and State-Chartered Savings Banks for June 30, 1996

All schedules are to be reported in thousands of dollars.  Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC  -  Balance Sheet
                                                                                                       C300 [-
                                                                                   Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
Cash and Noninterest-Bearing Balances(1)         RCON0081          1,001,088               RC-01.A
Interest-Bearing Balances(2)                     RCON0071                112               RC-01.B
Securities Held-to-Maturity                      RCON1754                  0               RC-02.A
Securities Available-for-sale                    RCON1773            674,273               RC-02.B
Fed Funds Sold                                   RCON0276            281,787               RC-03.A
Secs purchased under agreement to res            RCON0277                  0               RC-03.B
Loans and Lease Net of Unearned Incom            RCON2122          4,228,128               RC-04.A
LESS: Allowance for Loan and Lease Lo            RCON3123             62,535               RC-04.B
LESS: Allocated Transfer Risk Reserve            RCON3128                  0               RC-04.C
 Total 4.A 4.B 4.C                               RCON2125          4,165,593               RC-04.D
Trading Assets                                   RCON3545                  0               RC-05
Premises and Fixed Assets                        RCON2145            161,476               RC-06
Other Real Estate Owned                          RCON2150              7,109               RC-07
Investments in Unconsol Subs                     RCON2130             12,856               RC-08
Customer's Liability on Acceptances              RCON2155             17,243               RC-09
Intangible Assets                                RCON2143            461,511               RC-10
Other Assets                                     RCON2160             87,841               RC-11
 Total Assets                                    RCON2170          6,870,889               RC-12


(1) Includes cash items in process of collection and unposted debits.

(2) Includes time certificates of deposit not held for trading.

WELLS FARGO BANK (TEXAS), NA                   Call Date:  06/30/96       ST-BK:  48-3778          FFIEC  032
P.O. BOX 29743                                                                                     Page RC-2
PHOENIX, AZ  85038-9743                        Vendor ID:  D              CERT:  24344                  10

Transit Number:  11300106      Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST

Schedule RC  -  Continued

                                                                                   Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
Deposits - Domestic Offices                      RCON2200          5,602,961               RC-13.A
Domestic Deposits - Noninterest-Bearing(1)       RCON6631          2,177,985               RC-13.A.1
Domestic Deposits - Interest-Bearing             RCON6636          3,424,976               RC-13.A.2
Fed Funds Purchased                              RCON0278            160,000               RC-14.A
Secs sold under agreement to repurcha            RCON0279                  0               RC-14.B
Demand Notes to US Treasury                      RCON2840                  0               RC-15.A
Trading Liabilities                              RCON3548                  0               RC-15.B
Other Borrowed Money: Maturity [ 1yr             RCON2332              2,370               RC-16.A
Other Borrowed Money: Maturity ] 1yr             RCON2333                437               RC-16.B
Mortgage Indebtedness                            RCON2910            120,703               RC-17
Bank's Liability on Acceptances                  RCON2920             17,243               RC-18
Subordinated Notes and Debentures                RCON3200             80,000               RC-19
Other Liabilities                                RCON2930             74,707               RC-20
 Total Liabilities                               RCON2948          6,058,421               RC-21
Limited-Life Preferred Stock & Surpls            RCON3282                  0               RC-22
Perpetual Preferred Stock & Surplus              RCON3838                  0               RC-23
Common Stock                                     RCON3230             50,000               RC-24
Surplus-exclude surplus rel pref stck            RCON3839            753,362               RC-25
Undivided Profits/Capital Reserves               RCON3632             10,267               RC-26.A
Unrealized holding gain(loss) secur.             RCON8434             (1,161)              RC-26.B
 Total Equity/Capital                            RCON3210            812,468               RC-28
 Total Lia/Pref Stock/Eq Capital                 RCON3300          6,870,889               RC-29
Memo item auditors                               RCON6724                  0               RC-M.1


(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

WELLS FARGO BANK (TEXAS), NA                   Call Date:  06/30/96       ST-BK:  48-3778          FFIEC  032
P.O. BOX 29743                                                                                     Page RC-3
PHOENIX, AZ  85038-9743                        Vendor ID:  D              CERT:  24344                  11

Transit Number:  11300106      Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST

Schedule RC-A  -  Cash and Balances Due from Depository Institutions

Exclude assets held for trading.
                                                                                                       C305 [-
                                                                                   Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
Cash Items in Process of Collection              RCON0020            553,105               RCA1.A
Currency and Coin                                RCON0080            181,944               RCA1.B
Due from US Dep'y/Foreign Banks                  RCON0083                  0               RCA2.A
Due from Other US Dep'y                          RCON0085             59,579               RCA2.B
Due from For Branches/US Banks                   RCON0073                  0               RCA3.A
Due from Other For Banks/Countries               RCON0074                  0               RCA3.B
Due From Federal Reserve System                  RCON0090            206,572               RCA4
 Total                                           RCON0010          1,001,200               RCA5
Noninterest-Bearing Due from US Coml             RCON0050             59,467               RCAM.1
Held: Cost: US Treasury Securities               RCON0211                  0               RCB1.A
Held: Value: US Treasury Securities              RCON0213                  0               RCB1.B
Sale: Cost: US Treasury Securities               RCON1286            305,874               RCB1.C
Sale: Value: US Treasury Securities(1)           RCON1287            305,149               RCB1.D
Held: Cost: Obligations US agencies(2)           RCON1289                  0               RCB2.A.A
Held: Value: Obligations US agencies(2)          RCON1290                  0               RCB2.A.B
Sale: Cost: Obligations US agencies(2)           RCON1291                  0               RCB2.A.C
Sale: Value: Obligations US agencies(1)(2)       RCON1293                  0               RCB2.A.D
Held: Cost: Obligations US sponsored(3)          RCON1294                  0               RCB2.B.A
Held: Value: Obligations US sponsored(3)         RCON1295                  0               RCB2.B.B
Sale: Cost: Obligations US sponsored(3)          RCON1297                  0               RCB2.B.C
Sale: Value: Obligations US sponsored(1)(3)      RCON1298                  0               RCB2.B.D


(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.

(2)  Includes Small Business Administration "Guaranteed Loan Pool
     Certificates," U.S. Maritime Administration obligations, and Export - Import Bank participation certificates.

(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

WELLS FARGO BANK (TEXAS), NA                   Call Date:  06/30/96       ST-BK:  48-3778          FFIEC  032
P.O. BOX 29743                                                                                     Page RC-4
PHOENIX, AZ  85038-9743                        Vendor ID:  D              CERT:  24344                  12

Transit Number:  11300106      Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST

Schedule RC-B  -  Continued

Exclude assets held for trading.

                                                                                   Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
Held: Cost: General Obligations                  RCON1676                  0               RCB3.A.A
Held: Value: General Obligations                 RCON1677                  0               RCB3.A.B
Sale: Cost: General Obligations                  RCON1678                  0               RCB3.A.C
Sale: Value: General Obligations(1)              RCON1679                  0               RCB3.A.D
Held: Cost: Revenue Obligations                  RCON1681                  0               RCB3.B.A
Held: Value: Revenue Obligations                 RCON1686                  0               RCB3.B.B
Sale: Cost: Revenue Obligations                  RCON1690                  0               RCB3.B.C
Sale: Value: Revenue Obligations(1)              RCON1691                  0               RCB3.B.D
Held: Cost: Industrial Obligations               RCON1694                  0               RCB3.C.A
Held: Value: Industrial Obligations              RCON1695                  0               RCB3.C.B
Sale: Cost: Industrial Obligations               RCON1696                  0               RCB3.C.C
Sale: Value: Industrial Obligations(1)           RCON1697                  0               RCB3.C.D
Held: Cost: Security Guaranteed GNMA             RCON1698                  0               RCB4.A.1.A
Held: Value: Security Guaranteed GNMA            RCON1699                  0               RCB4.A.1.B
Sale: Cost: Security Guaranteed GNMA             RCON1701             60,374               RCB4.A.1.C
Sale: Value: Security Guaranteed GNMA(1)         RCON1702             59,703               RCB4.A.1.D
Held: Cost: Security Issued FNMA                 RCON1703                  0               RCB4.A.2.A
Held: Value: Security Issued FNMA                RCON1705                  0               RCB4.A.2.B
Sale: Cost: Security Issued FNMA                 RCON1706            105,455               RCB4.A.2.C
Sale: Value: Security Issued FNMA(1)             RCON1707            104,876               RCB4.A.2.D
Held: Cost: Other Pass-Through Secs              RCON1709                  0               RCB4.A.3.A
Held: Value: Other Pass-Through Secs             RCON1710                  0               RCB4.A.3.B
Sale: Cost: Other Pass-Through Secs              RCON1711                  0               RCB4.A.3.C
Sale: Value: Other Pass-Through Secs(1)          RCON1713                  0               RCB4.A.3.D
Held: Cost: Issued/Guar. FNMA, Etc.              RCON1714                  0               RCB4.B.1.A
Held: Value: Issued/Guar. FNMA, Etc.             RCON1715                  0               RCB4.B.1.B
Sale: Cost: Issued/Guar. FNMA, Etc.              RCON1716            118,354               RCB4.B.1.C
Sale: Value: Issued/Guar. FNMA, Etc.(1)          RCON1717            118,639               RCB4.B.1.D
Held: Cost: Collateralized MBS -FNMA             RCON1718                  0               RCB4.B.2.A
Held: Value: Collateralized MBS -FNMA            RCON1719                  0               RCB4.B.2.B
Sale: Cost: Collateralized MBS -FNMA             RCON1731                  0               RCB4.B.2.C
Sale: Value: Collateralized MBS -FNMA(1)         RCON1732                  0               RCB4.B.2.D
Held: Cost: All Other MBS                        RCON1733                  0               RCB4.B.3.A
Held: Value: All Other MBS                       RCON1734                  0               RCB4.B.3.B
Sale: Cost: All Other MBS                        RCON1735             51,439               RCB4.B.3.C
Sale: Value: All Other MBS(1)                    RCON1736             51,301               RCB4.B.3.D
Held: Cost: Other Debt Securities                RCON1737                  0               RCB5.A.A
Held: Value: Other Debt Securities               RCON1738                  0               RCB5.A.B
Sale: Cost: Other Debt Securities                RCON1739             10,234               RCB5.A.C
Sale: Value: Other Debt Securities(1)            RCON1741             10,190               RCB5.A.D
Held: Cost: Foreign Debt Securities              RCON1742                  0               RCB5.B.A
Held: Value: Foreign Debt Securities             RCON1743                  0               RCB5.B.B
Sale: Cost: Foreign Debt Securities              RCON1744                275               RCB5.B.C
Sale: Value: Foreign Debt Securities(1)          RCON1746                275               RCB5.B.D
Sale: Cost: Securities Mutual Funds              RCON1747                  0               RCB6.A.C
Sale: Value: Securities Mutual Funds(1)          RCON1748                  0               RCB6.A.D
Sale: Cost: Securities Fair Values               RCON1749              1,024               RCB6.B.C
Sale: Value: Securities Fair Values(1)           RCON1751                928               RCB6.B.D
Sale: Cost: Other Equity Securities              RCON1752             23,212               RCB6.C.C
Sale: Value: Other Equity Securities(1)          RCON1753             23,212               RCB6.C.D
 Total Held To Maturity - Cost                   RCON1754                  0               RCB7.A
 Total Held To Maturity - Fair Value             RCON1771                  0               RCB7.B
 Total Available For Sale - Cost                 RCON1772            676,241               RCB7.C
 Total Available For Sale - Value(1)             RCON1773            674,273               RCB7.D


(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.

WELLS FARGO BANK (TEXAS), NA                   Call Date:  06/30/96       ST-BK:  48-3778          FFIEC  032
P.O. BOX 29743                                                                                     Page RC-5
PHOENIX, AZ  85038-9743                        Vendor ID:  D              CERT:  24344                  13

Transit Number:  11300106      Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST

Schedule RC-B  -  Continued

Memoranda
                                                                                                       C312 [-
                                                                                   Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
Memoranda: Pledged(2)                            RCON0416            323,432               RCBM.1
Maturity and repricing data for debt
 securities(2)(3)(4)
 Fixed rate debt 1 months and less               RCON0343             47,080               RCBM.2.A.1
 Fixed rate 3-12 months                          RCON0344            126,921               RCBM.2.A.2
 Fixed rate 1-5 years                            RCON0345            174,932               RCBM.2.A.3
 Fixed rate over 5 years                         RCON0346            197,688               RCBM.2.A.4
  Total fixed rate debt                          RCON0347            546,621               RCBM.2.A.5
 Floating quarterly or more often                RCON4544             87,808               RCBM.2.B.1
 Floating annually or more often                 RCON4545             15,704               RCBM.2.B.2
 Floating five years or more often               RCON4551                  0               RCBM.2.B.3
 Floating less frequently than five ye           RCON4552                  0               RCBM.2.B.4
  Total floating rate debt                       RCON4553            103,512               RCBM.2.B.5
  Total debt securities                          RCON0393            650,133               RCBM.2.C
Debt securities restructured & in com            RCON5365                  0               RCBM.4
Float rate debt secs maturity [= 1 yr(2)(4)      RCON5519                  0               RCBM.6
Amortized Cost Held Securities Sold              RCON1778                  0               RCBM.7
High Risk Mortgage Secs - Amort Cost             RCON8780                  0               RCBM.8.A
High Risk Mortgage Secs - Fair Value             RCON8781                  0               RCBM.8.B
Structured Notes - Amortized Cost                RCON8782                  0               RCBM.9.A
Structured Notes - Fair Value                    RCON8783                  0               RCBM.9.B


- -----------
(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(4) Memorandum items 2 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

WELLS FARGO BANK (TEXAS), NA                   Call Date:  06/30/96       ST-BK:  48-3778          FFIEC  032
P.O. BOX 29743                                                                                     Page RC-6
PHOENIX, AZ  85038-9743                        Vendor ID:  D              CERT:  24344                  14

Transit Number:  11300106      Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST

Schedule RC-C  -  Loans and Lease Financing Receivables

Part I.  Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading.

                                                                                                       C315 [-
                                                                                   Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
Construction and Land Development                RCON1415            127,503               RCC01.A
Secured by Farmland                              RCON1420              4,553               RCC01.B
Secured by 1-4: Revolving                        RCON1797              1,210               RCC01.C.1
Secured by 1-4: Other (first liens)              RCON5367            446,746               RCC01.C.2A
Secured by 1-4: Other (junior liens)             RCON5368             69,295               RCC01.C.2B
Secured by 5+                                    RCON1460             27,485               RCC01.D
Secured by Nonfarm Nonresidential                RCON1480            579,033               RCC01.E
To US Branches/For Agencies                      RCON1506                  0               RCC02.A.1
To Other Coml Banks US                           RCON1507                390               RCC02.A.2
To Other Dep'y Institutions US                   RCON1517                  0               RCC02.B
To For Branches US Banks                         RCON1513                  0               RCC02.C.1
To Other Banks in Foreign Countries              RCON1516              5,056               RCC02.C.2
Loans to Ag/Farmers                              RCON1590             10,371               RCC03
Coml/Indl (US Addressee)                         RCON1763          2,202,030               RCC04.A
Coml/Indl (Non-US Addressee)                     RCON1764             32,865               RCC04.B
Acceptances - US Banks                           RCON1756                  0               RCC05.A
Acceptances - For Banks                          RCON1757                  0               RCC05.B
Credit Cards / Related Plans                     RCON2008             91,417               RCC06.A
Other                                            RCON2011            361,388               RCC06.B
Loans to Foreign Govt.                           RCON2081                  0               RCC07
Obligations US States/Subdivisions               RCON2107             50,986               RCC08
Loans for Securities                             RCON1545            105,987               RCC09.A
All Other Loans                                  RCON1564            107,647               RCC09.B
Lease Fin Rec (US Addressee)                     RCON2182              4,166               RCC10.A
Lease Fin Rec (Non-US Addressee)                 RCON2183                  0               RCC10.B
LESS: Unearned Income Loans                      RCON2123                  0               RCC11
 Total Loans & Leases                            RCON2122          4,228,128               RCC12


WELLS FARGO BANK (TEXAS), NA                   Call Date:  06/30/96       ST-BK:  48-3778          FFIEC  032
P.O. BOX 29743                                                                                     Page RC-7
PHOENIX, AZ  85038-9743                        Vendor ID:  D              CERT:  24344                  15

Transit Number:  11300106      Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST

Schedule RC-C - Continued

Part I.  Continued

Memoranda
                                                                                   Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
Memoranda: Commercial Paper                          RCON1496                  0               RCCM.1
Memoranda: Restruc'd Real Estate (US)                RCON1687                  0               RCCM.2.A.1
Memoranda: Restruc'd Real Estate (non                RCON1689                  0               RCCM.2.A.2
Memoranda: Restruc'd Loans & Leases                  RCON8691                  0               RCCM.2.B
Memoranda: Restruc'd Coml/Indl(nonUS)                RCON8692                  0               RCCM.2.C
Maturity and repricing data for loans and leases(1)
Fixed rate loans 3 months and less                   RCON0348             68,074               RCCM.3.A.1
Fixed rate 3-12 months                               RCON0349            188,410               RCCM.3.A.2
Fixed rate 1-5 years                                 RCON0356          1,082,418               RCCM.3.A.3
Fixed rate over 5 years                              RCON0357            582,369               RCCM.3.A.4
 Total fixed rate loans/leases                       RCON0358          1,921,271               RCCM.3.A.5
Floating quarterly or more often                     RCON4554          1,977,750               RCCM.3.B.1
Floating annually or more often                      RCON4555            270,900               RCCM.3.B.2
Floating five years or more often                    RCON4561              3,224               RCCM.3.B.3
Floating less frequently than five ye                RCON4564             30,335               RCCM.3.B.4
 Total floating rate loans                           RCON4567          2,282,209               RCCM.3.B.5
 Total loans/leases                                  RCON1479          4,203,480               RCCM.3.C
Float rate loans w remain matur[=1 yr                RCONA246            688,863               RCCM.3.D
Loans to fin comm real est, const, la(2)             RCON2746             77,082               RCCM.4
Loans & leases held for sale                         RCON5369                  0               RCCM.5
Adj rate closed-end loans sec 1-4 fam                RCON5370            127,185               RCCM.6


(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.

(2) Exclude loans secured by real estate that are included in Schedule RC-C, part 1, items 1.a through 1.e.

WELLS FARGO BANK (TEXAS), NA                   Call Date:  06/30/96       ST-BK:  48-3778          FFIEC  032
P.O. BOX 29743                                                                                     Page RC-7a
PHOENIX, AZ  85038-9743                        Vendor ID:  D              CERT:  24344                  15a

Transit Number:  11300106      Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST

Schedule RC-C - Continued

Part II.  Loans to Small Businesses and Small Farms

Schedule RC-C, Part II is to be reported only with the June Report of Condition.

                                                                                   Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
YES/NO - RCC01.E & RCC04 ]= $ 100,000            RCON6999                  0               RCCP2.01
Number of Loans RCC01.E                          RCON5562                  0               RCCP2.02AA
Number of Loans RCC04                            RCON5563                  0               RCCP2.02BA
Number of Loans RCC01.E Orig [= $100K            RCON5564                718               RCCP2.03AA
Amount of Loans RCC01.E Orig [= $100K            RCON5565             21,889               RCCP2.03AB
# of Loans RCC01.E $100K[Orig[=$250K             RCON5566                479               RCCP2.03BA
$ of Loans RCC01.E $100K[Orig[=$250K             RCON5567             47,085               RCCP2.03BB
# of Loans RCC01.E $250K [ Orig [=$1M            RCON5568                557               RCCP2.03CA
$ of Loans RCC01.E $250K [ Orig [=$1M            RCON5569            151,603               RCCP2.03CB
Number of Loans RCC04 Orig [= $100K              RCON5570              2,951               RCCP2.04AA
Amount of Loans RCC04 Orig [= $100K              RCON5571             50,344               RCCP2.04AB
# of Loans RCC04 $100K[ Orig [= $250K            RCON5572                712               RCCP2.04BA
$ of Loans RCC04 $100K[ Orig [= $250K            RCON5573             44,517               RCCP2.04BB
# of Loans RCC04 $250K [ Orig [= $1M             RCON5574                811               RCCP2.04CA
$ of Loans RCC04 $250K [ Orig [= $1M             RCON5575             88,731               RCCP2.04CB



WELLS FARGO BANK (TEXAS), NA                   Call Date:  06/30/96       ST-BK:  48-3778          FFIEC  032
P.O. BOX 29743                                                                                     Page RC-7b
PHOENIX, AZ  85038-9743                        Vendor ID:  D              CERT:  24344                  15b

Transit Number:  11300106      Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST

Schedule RC-C  -  Continued

Part II. Continued

                                                                                   Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
YES/NO - RCC01.B & RCC03 ]= $ 100,000            RCON6860                  0               RCCP2.05
Number of Loans RCC01.B                          RCON5576                  0               RCCP2.06AA
Number of Loans RCC03                            RCON5577                  0               RCCP2.06BA
Number of Loans RCC01.B Orig [= $100K            RCON5578                 32               RCCP2.07AA
Amount of Loans RCC01.B Orig [= $100K            RCON5579                683               RCCP2.07AB
# of Loans RCC01.B $100K[Orig[=$250K             RCON5580                 11               RCCP2.07BA
$ of Loans RCC01.B $100K[Orig[=$250K             RCON5581                915               RCCP2.07BB
# of Loans RCC01.B $250K [Orig[=$500K            RCON5582                  6               RCCP2.07CA
$ of Loans RCC01.B $250K [Orig[=$500K            RCON5583                371               RCCP2.07CB
Number of Loans RCC03 - Orig [= $100K            RCON5584                111               RCCP2.08AA
Amount of Loans RCC03 - Orig [= $100K            RCON5585                784               RCCP2.08AB
# of Loans RCC03 - $100K[Orig[=$250K             RCON5586                 17               RCCP2.08BA
$ of Loans RCC03 - $100K[Orig[=$250K             RCON5587                662               RCCP2.08BB
# of Loans RCC03 - $250K [Orig[=$500K            RCON5588                  0               RCCP2.08CA
$ of Loans RCC03 - $250K [Orig[=$500K            RCON5589                  0               RCCP2.08CB


WELLS FARGO BANK (TEXAS), NA                   Call Date:  06/30/96       ST-BK:  48-3778          FFIEC  032
P.O. BOX 29743                                                                                     Page RC-8
PHOENIX, AZ  85038-9743                        Vendor ID:  D              CERT:  24344                16

Transit Number:  11300106      Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST

Schedule RC-D  -  Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through
14.e, columns A through D).

                                                                                                       C320 [-
                                                                                   Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
US Treasury securities                           RCON3531                  0               RCD01
US Govt agency obligations                       RCON3532                  0               RCD02
Securities Issued by State and Subdiv            RCON3533                  0               RCD03
Pass-through Sec by FNMA/FHLMC/GNMA              RCON3534                  0               RCD04.A
Other MBS issued by FNMA/FHLMC/GNMA              RCON3535                  0               RCD04.B
All Other Mortgage-backed securities             RCON3536                  0               RCD04.C
Other debt securities                            RCON3537                  0               RCD05
Certificates of deposit                          RCON3538                  0               RCD06
Commercial paper                                 RCON3539                  0               RCD07
Bankers acceptances                              RCON3540                  0               RCD08
Other Trading assets domestic                    RCON3541                  0               RCD09
Gains on rate & contracts domestic               RCON4549                  0               RCD11
Total Trading Assets                             RCON3545                  0               RCD12
Liability for short positions                    RCON3546                  0               RCD13
Losses on rate & contracts                       RCON3547                  0               RCD14
Total Trading Liabilities                        RCON3548                  0               RCD15


WELLS FARGO BANK (TEXAS), NA                   Call Date:  06/30/96       ST-BK:  48-3778          FFIEC  032
P.O. BOX 29743                                                                                     Page RC-9
PHOENIX, AZ  85038-9743                        Vendor ID:  D              CERT:  24344                  17

Transit Number:  11300106      Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST

Schedule RC-E  -  Deposit Liabilities
                                                                                                       C325 [-
                                                                                   Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
Private - Transaction                            RCON2201          2,742,160               RCE1.A
Private - Demand                                 RCON2240          1,926,755               RCE1.B
Privte - Nontransaction                          RCON2346          2,588,739               RCE1.C
USG - Transaction                                RCON2202              9,149               RCE2.A
USG - Demand                                     RCON2280              9,149               RCE2.B
USG - Nontrancastion                             RCON2520              6,599               RCE2.C
State/Local - Transaction                        RCON2203             23,567               RCE3.A
State/Local - Demand                             RCON2290             18,225               RCE3.B
State/Local - Nontranscation                     RCON2530             10,147               RCE3.C
US Coml Banks - Transaction                      RCON2206            170,284               RCE4..A
US Coml Banks - Demand                           RCON2310            170,284               RCE4..B
US Coml Banks - Nontransaction                   RCON2550                773               RCE4..C
Other US Dep'y - Transaction                     RCON2207              1,055               RCE5.A
Other US Dep'y - Demand                          RCON2312              1,055               RCE5.B
Other US Dep'y - Nontransaction                  RCON2349                  2               RCE5.C
For Banks - Transaction                          RCON2213                  1               RCE6..A
For Banks - Demand                               RCON2320                  1               RCE6..B
For Branch US Banks - Nontransaction             RCON2236                  0               RCE6..C
For Govt - Transaction                           RCON2216                  0               RCE7.A
For Govt - Demand                                RCON2300                  0               RCE7.B
For Govt - Nontransaction                        RCON2377                  0               RCE7.C
Certified Checks - Transaction                   RCON2330             50,485               RCE8.A
Certified Checks - Demand                        RCON2330             50,485               RCE8.B
 Total Transaction Accounts                      RCON2215          2,996,701               RCE9.A
 Total Demand Deposits                           RCON2210          2,175,954               RCE9.B
 Total Nontransaction Accounts                   RCON2385          2,606,260               RCE9.C
Memoranda: IRA/KEOGH                             RCON6835            153,821               RCEM.1.A
Memoranda: Brokered Deposits                     RCON2365                  0               RCEM.1.B
Memoranda: Brokered [$100 000                    RCON2343                  0               RCEM.1.C.1
Memoranda: Brokered ]$100K Part [$100            RCON2344                  0               RCEM.1.C.2
Memoranda: Brokered deposits[ 100,000            RCONA243                  0               RCEM.1.D.1
Memoranda: Brokered deposits=]100,000            RCONA244                  0               RCEM.1.D.2
Memoranda: Preferred Deposits                    RCON5590             29,977               RCEM.1.E
Memoranda: MMDAs                                 RCON6810          1,224,565               RCEM.2.A.1
Memoranda: Other Savings                         RCON0352            337,357               RCEM.2.A.2
Memoranda: Time Deposits [$100 000               RCON6648            774,344               RCEM.2.B
Memoranda: CDs ]$100 000                         RCON6645            267,965               RCEM.2.C
Memoranda: Open Acct ]$100 000                   RCON6646              2,029               RCEM.2.D
Memoranda: NOW Accounts                          RCON2398            820,747               RCEM.3


WELLS FARGO BANK (TEXAS), NA                   Call Date:  06/30/96       ST-BK:  48-3778          FFIEC  032
P.O. BOX 29743                                                                                     Page RC-10
PHOENIX, AZ  85038-9743                        Vendor ID:  D              CERT:  24344                  18

Transit Number:  11300106      Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST

Schedule RC-E  -  Continued

                                                                                   Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
Maturity and repricing data for TD[100k(1)
 Memoranda: Fixed TD[100k matur[=3 mos           RCONA225            261,533               RCEM.5.A.1
 Memoranda: Fixed TD [100k & 3-12 mos            RCONA226            341,616               RCEM.5.A.2
 Memoranda: Fixed TD [100k & over 1 yr           RCONA227            143,339               RCEM.5.A.3
 Memoranda: Float TD[100k,freq=]1 qtr            RCONA228                  0               RCEM.5.B.1
 Memoranda: Float TD[100k,freq]1 yr [q           RCONA229             27,856               RCEM.5.B.2
 Memoranda: Float TD[100k,freq [annual           RCONA230                  0               RCEM.5.B.3
 Memoranda: Float rt TD[100k,matur[=1y           RCONA231             20,882               RCEM.5.C
Maturity and repricing data for TD]100k(1)
 Fixed rate CD's 3 months and less               RCONA232            162,469               RCEM.6.A1
 Fixed rate 3-12 months                          RCONA233             84,785               RCEM.6.A2
 Fixed rate 1-5 years                            RCONA234             22,386               RCEM.6.A3
 Fixed rate over 5 years                         RCONA235                354               RCEM.6.A4
 Floating quarterly or more often                RCONA236                  0               RCEM.6.B1
 Floating annually or more often                 RCONA237                  0               RCEM.6.B2
 Floating five years or more often               RCONA238                  0               RCEM.6.B3
 Floating less frequently than five yr           RCONA239                  0               RCEM.6.B4
 Floating rate TD]100k, matur[= 1 year           RCONA240                  0               RCEM.6.C


(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

WELLS FARGO BANK (TEXAS), NA                   Call Date:  06/30/96       ST-BK:  48-3778          FFIEC  032
P.O. BOX 29743                                                                                     Page RC-11
PHOENIX, AZ  85038-9743                        Vendor ID:  D              CERT:  24344                  19

Transit Number:  11300106      Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST

Schedule RC-F  -  Other Assets
                                                                                                       C330 [-
                                                                                   Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
Income Earned  Not Collected Loans               RCON2164             31,581               RCF1
Net Deferred Tax Assets(1)                       RCON2148                  0               RCF2
Excess residential mortgage servc fee            RCON5371                  0               RCF3
Other Assets                                     RCON2168             56,260               RCF4
Other Assets - Line A                            RCON3549             15,851               RCF4.A
Other Assets - Line B                            RCON3550                  0               RCF4.B
Other Assets - Line C                            RCON3551                  0               RCF4.C
 Total Other Assets                              RCON2160             87,841               RCF5
Memo: Deferred Tax Assets Disallowed             RCON5610                  0               RCFM.1
Expenses Accrued and Unpaid on deposit(2)        RCON3645              7,851               RCG1.A
Other Expenses Accrued and Unpaid                RCON3646             61,269               RCG1.B
Net Deferred Tax Liabilities(1)                  RCON3049              3,793               RCG2
Minority Interest in Subsidiaries                RCON3000                  0               RCG3
Other Liabilities                                RCON2938              1,794               RCG4
Other Liabilities - Line A                       RCON3552                568               RCG4.A
Other Liabilities - Line B                       RCON3553                686               RCG4.B
Other Liabilities - Line C                       RCON3554                586               RCG4.C
 Total Other Liabilities                         RCON2930             74,707               RCG5


(1) See discussion of deferred income taxes in Glossary entry on "income taxes."

(2)  For savings banks, includes "dividends" accrued and unpaid on deposits.

WELLS FARGO BANK (TEXAS), NA                   Call Date:  06/30/96       ST-BK:  48-3778          FFIEC  032
P.O. BOX 29743                                                                                     Page RC-12
PHOENIX, AZ  85038-9743                        Vendor ID:  D              CERT:  24344                  20

Transit Number:  11300106      Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST

Schedule RC-K  -  Quarterly Averages (1)
                                                                                                       C355 [-
                                                                                   Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
Interest-Bearing Balances                        RCON3381                288               RCK01
US Treas/Govt/Corp Obligations(2)                RCON3382            633,343               RCK02
State/Local Securities(2)                        RCON3383                  0               RCK03
Other debt Securities(2)                         RCON3647             67,340               RCK04.A
Other equity Securities(3)                       RCON3648             24,236               RCK04.B
Fed Funds Sold  Etc.                             RCON3365            297,765               RCK05
Total Loans                                      RCON3360          4,272,217               RCK06.A
Real Estate Loans                                RCON3385          1,258,505               RCK06.B
Ag/Farm Loans                                    RCON3386             14,376               RCK06.C
Coml/Indl Loans                                  RCON3387          2,277,723               RCK06.D
Consumer Loans                                   RCON3388            446,384               RCK06.E
Trading Assets                                   RCON3401                  0               RCK07
Lease Financing Receivables                      RCON3484              3,933               RCK08
Total Assets(4)                                  RCON3368          6,913,169               RCK09
Transaction Accounts                             RCON3485            836,327               RCK10
MMDAs                                            RCON3486          1,200,902               RCK11.A
Other Savings                                    RCON3487            339,203               RCK11.B
CD's ]$100 000                                   RCON3345            255,421               RCK11.C
Other Time Deposits                              RCON3469            805,543               RCK11.D
Fed Funds Purchased                              RCON3353            357,523               RCK12
Other Borrowed Money                             RCON3355             10,801               RCK13


(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amoritzed cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

WELLS FARGO BANK (TEXAS), NA                   Call Date:  06/30/96       ST-BK:  48-3778          FFIEC  032
P.O. BOX 29743                                                                                     Page RC-13
PHOENIX, AZ  85038-9743                        Vendor ID:  D              CERT:  24344                  21

Transit Number:  11300106      Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST

Schedule RC-L  -  Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L.  Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                       C360 [-
                                                                                   Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
Unused Commits: Revolv Lines Secured             RCON3814                 88               RCL01.A
Unused Commits: Credit Card Lines                RCON3815              2,756               RCL01.B
Unused Commits: Comm Real Est, securd            RCON3816            129,694               RCL01.C1
Unused Commits: Comm Real Est, not sc            RCON6550             60,869               RCL01.C2
Unused Commits: Securities Underwrit             RCON3817                  0               RCL01.D
Unused Commits: Other Unused Commits             RCON3818          2,708,666               RCL01.E
Fincl Standby Letters of Credit                  RCON3819            282,765               RCL02
Amount Fincl Standby Letters Conveyed            RCON3820             18,298               RCL02.A
Perfm Standby Letters of Credit                  RCON3821             15,150               RCL03
Amount Perfm Standby Letters Conveyed            RCON3822                  0               RCL03.A
Commercl & Similar Letters of Credit             RCON3411             52,936               RCL04
Participations in Acceptncs Conveyed             RCON3428              5,626               RCL05
Participations in Acceptncs Acquired             RCON3429              4,000               RCL06
Securities Borrowed                              RCON3432                  0               RCL07
Securities Lent                                  RCON3433                  0               RCL08
Gvt resid mtg pools o/s bal sold/swap            RCON3650                  0               RCL09.A.1
Gvt resid mtg pools amt of exposure              RCON3651                  0               RCL09.A.2
Pvt resid mtg pools o/s bal sold                 RCON3652                  0               RCL09.B.1
Pvt resid mtg pools amt of exposure              RCON3653                  0               RCL09.B.2
MAC agri. mtg pools o/s bal sold                 RCON3654                  0               RCL09.C.1
MAC agri. mtg pools amt of exposure              RCON3655                  0               RCL09.C.2
Sml Bus:Outstanding principal balance            RCONA249                  0               RCL09.D.1
Amounts of retained recourse of oblig            RCONA250                  0               RCL09.D.2
When-issued: Gross Commits to Purchas            RCON3434                  0               RCL10.A
When-issued: Gross Commits to Sell               RCON3435                  0               RCL10.B
Spot Foreign Exchange Contracts                  RCON8765                  0               RCL11
All Other Off-Balance Sheet Liabs                RCON3430                  0               RCL12
Other Off-Balance Sheet Liabilities-A            RCON3555                  0               RCL12.A
Other Off-Balance Sheet Liabilities-B            RCON3556                  0               RCL12.B
Other Off-Balance Sheet Liabilities-C            RCON3557                  0               RCL12.C
Other Off-Balance Sheet Liabilities-D            RCON3558                  0               RCL12.D


WELLS FARGO BANK (TEXAS), NA                   Call Date:  06/30/96       ST-BK:  48-3778          FFIEC  032
P.O. BOX 29743                                                                                     Page RC-14
PHOENIX, AZ  85038-9743                        Vendor ID:  D              CERT:  24344                  22

Transit Number:  11300106      Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST

Schedule RC-L  -  Continued
                                                                                                       C361 [-
                                                                                   Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
All Other Off-Balance Sheet Assets               RCON5591                  0               RCL13
Other Off-Balance Sheet Assets - A               RCON5592                  0               RCL13.A
Other Off-Balance Sheet Assets - B               RCON5593                  0               RCL13.B
Other Off-Balance Sheet Assets - C               RCON5594                  0               RCL13.C
Other Off-Balance Sheet Assets - D               RCON5595                  0               RCL13.D
Int Rate Contracts - Gross Futures               RCON8693                  0               RCL14.A.A
Forgn Exch Contracts - Gross Futures             RCON8694                  0               RCL14.A.B
Equity Contracts - Gross Futures                 RCON8695                  0               RCL14.A.C
Commodity Contracts - Gross Futures              RCON8696                  0               RCL14.A.D
Int Rate Contracts - Gross Forwards              RCON8697                  0               RCL14.B.A
Forgn Exch Contracts - Gross Forwards            RCON8698              2,286               RCL14.B.B
Equity Contracts - Gross Forwards                RCON8699                  0               RCL14.B.C
Commodity Contracts - Gross Forwards             RCON8700                  0               RCL14.B.D
Int Rate Contracts - Exchg Trad Wrttn            RCON8701                  0               RCL14.C.1A
Forgn Exch Contracts - Exchg Trad Wrt            RCON8702                  0               RCL14.C.1B
Equity Contracts - Exchg Trad Written            RCON8703                  0               RCL14.C.1C
Commodity Contracts - Exchg Trad Wrtn            RCON8704                  0               RCL14.C.1D
Int Rate Contracts - Exchg Trad Purch            RCON8705                  0               RCL14.C.2A
Forgn Exch Contracts - Exchg Trad Pur            RCON8706                  0               RCL14.C.2B
Equity Contracts - Exchg Trad Purchas            RCON8707                  0               RCL14.C.2C
Commodity Contracts - Exchg Trade Pur            RCON8708                  0               RCL14.C.2D
Int Rate Contracts - OTC Written Optn            RCON8709                  0               RCL14.D.1A
Forgn Exch Contracts - OTC Wrtn Optns            RCON8710                  0               RCL14.D.1B
Equity Contracts - OTC Written Option            RCON8711                  0               RCL14.D.1C
Commodity Contracts - OTC Written Opt            RCON8712                  0               RCL14.D.1D
Int Rate Contracts - OTC Purchased Op            RCON8713          1,075,000               RCL14.D.2A
Forgn Exch Contracts - OTC Purchased             RCON8714                  0               RCL14.D.2B
Equity Contracts - OTC Purchased Optn            RCON8715                  0               RCL14.D.2C
Commodity Contracts - OTC Purch Optn             RCON8716                  0               RCL14.D.2D
Int Rate Contracts - Gross Swaps                 RCON3450             60,824               RCL14.E.A
Forgn Exch Contracts - Gross Swaps               RCON3826                  0               RCL14.E.B
Equity Contracts - Gross Swaps                   RCON8719                  0               RCL14.E.C
Commodity Contracts - Gross Swaps                RCON8720                  0               RCL14.E.D
Int Rate Contracts - Gross Held Trade            RCONA126                  0               RCL15.A
Forgn Exch Contracts - Gross Held Trd            RCONA127                  0               RCL15.B
Equity Contracts - Gross Held Trading            RCON8723                  0               RCL15.C
Commodity Contracts - Gross Held Trad            RCON8724                  0               RCL15.D
Int Rate Contracts - Marked to Market            RCON8725                  0               RCL16.A.A
Forgn Exch Contracts - Marked to Mrkt            RCON8726              2,286               RCL16.A.B
Equity Contracts - Marked to Market              RCON8727                  0               RCL16.A.C
Commodity  Contracts - Marked to Mrkt            RCON8728                  0               RCL16.A.D
Int Rate Contracts - NOT Marked                  RCON8729          1,135,824               RCL16.B.A
Forgn Exch Contracts - NOT Marked                RCON8730                  0               RCL16.B.B
Equity Contracts - NOT Marked                    RCON8731                  0               RCL16.B.C
Commodity  Contracts - NOT Marked                RCON8732                  0               RCL16.B.D


WELLS FARGO BANK (TEXAS), NA                   Call Date:  06/30/96       ST-BK:  48-3778          FFIEC  032
P.O. BOX 29743                                                                                     Page RC-15
PHOENIX, AZ  85038-9743                        Vendor ID:  D              CERT:  24344                  23

Transit Number:  11300106      Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST

Schedule RC-L  -  Continued
                                                                                                       I380 [-
                                                                                   Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
Int Rate Contracts Held - Pos Values             RCON8733                  0               RCL17.A.1A
Forgn Exch Contracts Held - Pos Value            RCON8734                  0               RCL17.A.1B
Equity Contracts Held - Pos Values               RCON8735                  0               RCL17.A.1C
Commodity Contracts Held - Pos Value             RCON8736                  0               RCL17.A.1D
Int Rate Contracts Held - Neg Values             RCON8737                  0               RCL17.A.2A
Forgn Exch Contracts Held - Neg Value            RCON8738                  0               RCL17.A.2B
Equity Contracts Held - Neg Values               RCON8739                  0               RCL17.A.2C
Commodity Contracts Held - Neg Value             RCON8740                  0               RCL17.A.2D
Int Rate Contracts Markd- Pos Values             RCON8741                  0               RCL17.B.1A
Forgn Exch Contracts Markd- Pos Value            RCON8742                 18               RCL17.B.1B
Equity Contracts Markd- Pos Values               RCON8743                  0               RCL17.B.1C
Commodity Contracts Markd- Pos Value             RCON8744                  0               RCL17.B.1D
Int Rate Contracts Markd- Neg Values             RCON8745                  0               RCL17.B.2A
Forgn Exch Contracts Markd- Neg Value            RCON8746                 17               RCL17.B.2B
Equity Contracts Markd- Neg Values               RCON8747                  0               RCL17.B.2C
Commodity Contracts Markd- Neg Value             RCON8748                  0               RCL17.B.2D
Int Rate Contracts Not Markd - PosVal            RCON8749              5,786               RCL17.C.1A
Forgn Exch Contracts Not Markd-PosVal            RCON8750                  0               RCL17.C.1B
Equity Contracts Not Markd - PosVal              RCON8751                  0               RCL17.C.1C
Commodity Contracts Not Markd-PosVal             RCON8752                  0               RCL17.C.1D
Int Rate Contracts Not Markd - NegVal            RCON8753                888               RCL17.C.2A
Forgn Exch Contracts Not Markd-NegVal            RCON8754                  0               RCL17.C.2B
Equity Contracts Not Markd - NegVal              RCON8755                  0               RCL17.C.2C
Commodity Contracts Not Markd-NegVal             RCON8756                  0               RCL17.C.2D
Unused Commitments ] 1 year                      RCON3833          2,012,289               RCLM.3
Participations in Commitments ] 1 Yr             RCON3834             45,801               RCLM.3.A
Standby Letters of Credit - Non-U.S.             RCON3377                509               RCLM.4
Con Inst Lns w/o recourse - Prv Autos            RCON2741                  0               RCLM.5.A
Con Inst Lns w/o recourse - Crd Cards            RCON2742                  0               RCLM.5.B
Con Inst Lns w/o recourse - All other            RCON2743                  0               RCLM.5.C


WELLS FARGO BANK (TEXAS), NA                   Call Date:  06/30/96       ST-BK:  48-3778          FFIEC  032
P.O. BOX 29743                                                                                     Page RC-16
PHOENIX, AZ  85038-9743                        Vendor ID:  D              CERT:  24344                  24

Transit Number:  11300106      Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST

Schedule RC-M - MEMORANDA
                                                                                                       C365 [-
                                                                                   Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
Credit to Executives/Principals                  RCON6164                  0               RCM1.A
Number of Execs Who Borrowed $500K/5%            RCON6165                  0               RCM1.B
Fed Funds Sold -- Foreign Banks(1)               RCON3405                  0               RCM2
O/S Bal Mortgages Serviced - GNMA                RCON5500                  0               RCM4.A
O/S Bal Morts Serviced-FHLMC w/ recou            RCON5501                  0               RCM4.B.1
O/S Bal Morts Serviced-FHLMC w/o rec             RCON5502                  0               RCM4.B.2
O/S Bal Morts Serviced-FNMA Reg optn             RCON5503                239               RCM4.C.1
O/S Bal Morts Serviced-FNMA Spec optn            RCON5504                  0               RCM4.C.2
O/S Bal Morts Serviced-All other                 RCON5505                  0               RCM4.D
Customers' Liability on Acceptances:             RCON2103             13,152               RCM5.A
Customers' Liability on Acceptances:             RCON2104              4,091               RCM5.B
Mtge Servicing Rights                            RCON3164                  0               RCM6.A
Other Intangible - Purch Credit Card             RCON5506                  0               RCM6.B.1
Other Intangible - All Other                     RCON5507            244,008               RCM6.B.2
Goodwill                                         RCON3163            217,503               RCM6.C
Total Intangible Assets                          RCON2143            461,511               RCM6.D
Intangible Assets Grandfathered                  RCON6442                  0               RCM6.E
Mandatory Convertible Debt Dedictated            RCON3295                  0               RCM7


(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

WELLS FARGO BANK (TEXAS), NA                   Call Date:  06/30/96       ST-BK:  48-3778          FFIEC  032
P.O. BOX 29743                                                                                     Page RC-17
PHOENIX, AZ  85038-9743                        Vendor ID:  D              CERT:  24344                  25

Transit Number:  11300106      Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST

Schedule RC-M - CONTINUED
                                                                                   Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
Othr Real Estate - Direct & Indirect             RCON5372                  0               RCM8.A.1
Othr Real Estate - Construction                  RCON5508                  0               RCM8.A.2.A
Othr Real Estate - Farmland                      RCON5509                  0               RCM8.A.2.B
Othr Real Estate - 1-4 Family Residnt            RCON5510                503               RCM8.A.2.C
Othr Real Estate - Multifamily Resid             RCON5511                  0               RCM8.A.2.D
Othr Real Estate - Nonfarm Nonresiden            RCON5512              6,606               RCM8.A.2.E
Othr Real Estate - Total                         RCON2150              7,109               RCM8.A.3
Inves - Direct & Indirect invest R/E             RCON5374                  0               RCM8.B.1
Inves - All othr invest unconsol subs            RCON5375             12,856               RCM8.B.2
Investmnts in unconsold subs - Total             RCON2130             12,856               RCM8.B.3
Total Assets of Unconsolidted Subs               RCON5376              9,379               RCM8.C
Noncumulative Perpetual Preferred Stk            RCON3778                  0               RCM9
Mutual Fund: Money Market Funds                  RCON6441                  0               RCM10.A
Mutual Fund: Equity Securities                   RCON8427                  0               RCM10.B
Mutual Fund: Debt Securities                     RCON8428                  0               RCM10.C
Mutual Fund: Other Mutual Funds                  RCON8429                  0               RCM10.D
Mutual Fund: Annuities                           RCON8430                  0               RCM10.E
Mutual Fund: Proprietary                         RCON8784                  0               RCM10.F
Interbank Holdings: Reciprocal                   RCON3836                  0               RCMM.1.A
Interbank Holdings: Nonreciprocal                RCON3837                  0               RCMM.1.B



WELLS FARGO BANK (TEXAS), NA                   Call Date:  06/30/96       ST-BK:  48-3778          FFIEC  032
P.O. BOX 29743                                                                                     Page RC-18
PHOENIX, AZ  85038-9743                        Vendor ID:  D              CERT:  24344                  26

Transit Number:  11300106      Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST

Schedule RC - N - Past Due and Nonaccrual Loans, Leases, and Other Assets

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in memorandum items 2 through 4, column A, as confidential.
                                                                                                       C370 [-
                                                                                   Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
RE  US: 30-89 Days                               RCON1245             34,732               RCN1.A.A
RE  US: 90+ Days                                 RCON1246             13,643               RCN1.A.B
RE  US: Nonaccrual                               RCON1247              5,426               RCN1.A.C
RE  NonUS: 30-89 Days                            RCON1248                  0               RCN1.B.A
RE  NonUS: 90+ Days                              RCON1249                  0               RCN1.B.B
RE  NonUS: Nonaccrual                            RCON1250                  0               RCN1.B.C
Loans/Leases US Guaranteed-30-89 Days            RCON5612              3,758               RCN10.A
Loans/Leases Guaranteed: 30-89 Days              RCON5615              3,010               RCN10.A.A
Loans/Leases Guaranteed: 30-89 Days              RCON5616                654               RCN10.A.B
Loans/Leases Guaranteed: 30-89 Days              RCON5617                  0               RCN10.A.C
Loans/Leases US Guaranteed- 90+ Days             RCON5613                895               RCN10.B
Loans/Leases US Guaranteed-Nonaccrual            RCON5614                  0               RCN10.C
Loans US Deps: US Banks: 30-89 Days              RCON5377                  0               RCN2.A.A
Loans US Deps: US Banks: 90+ Days                RCON5378                  0               RCN2.A.B
Loans US Deps: US Banks: Nonaccrual              RCON5379                  0               RCN2.A.C
Loans US Deps: Foreign:  30-89 Days              RCON5380                  0               RCN2.B.A
Loans US Deps: Foreign:  90+ Days                RCON5381                  0               RCN2.B.B
Loans US Deps: Foreign:  Nonaccrual              RCON5382                  0               RCN2.B.C
Ag/Farm: 30-89 Days                              RCON1594                  0               RCN3.A
Ag/Farm: 90+ Days                                RCON1597                  0               RCN3.B
Ag/Farm: Nonaccrual                              RCON1583                  0               RCN3.C
Coml/Indl  US: 30-89 Days                        RCON1251             11,876               RCN4.A.A
Coml/Indl  US: 90+ Days                          RCON1252              1,043               RCN4.A.B
Coml/Indl  US: Nonaccrual                        RCON1253             18,053               RCN4.A.C
Coml/Indl  NonUS: 30-89 Days                     RCON1254                  0               RCN4.B.A
Coml/Indl  NonUS: 90+ Days                       RCON1255                  0               RCN4.B.B
Coml/Indl  NonUS: Nonaccrual                     RCON1256                  0               RCN4.B.C
Consumer: Credit Cards: 30-89 Days               RCON5383                943               RCN5.A.A
Consumer: Credit Cards: 90+ Days                 RCON5384                111               RCN5.A.B
Consumer: Credit Cards: Nonaccrual               RCON5385                  0               RCN5.A.C
Consumer: Other: 30-89 Days                      RCON5386              3,887               RCN5.B.A
Consumer: Other: 90+ Days                        RCON5387                147               RCN5.B.B
Consumer: Other: Nonaccrual                      RCON5388                  0               RCN5.B.C
Loans Foreign Govs: 30-89 Days                   RCON5389                  0               RCN6.A
Loans Foreign Govs: 90+ Days                     RCON5390                  0               RCN6.B
Loans Foreign Govs: Nonaccrual                   RCON5391                  0               RCN6.C
Other: 30-89 Days                                RCON5459                169               RCN7.A
Other: 90+ Days                                  RCON5460                  0               RCN7.B
Other: Nonaccrual                                RCON5461              1,169               RCN7.C
Leases  US: 30-89 Days                           RCON1257                631               RCN8.A.A
Leases  US: 90+ Days                             RCON1258                  0               RCN8.A.B
Leases  US: Nonaccrual                           RCON1259                  0               RCN8.A.C
Leases  NonUS: 30-89 Days                        RCON1271                  0               RCN8.B.A
Leases  NonUS: 90+ Days                          RCON1272                  0               RCN8.B.B
Leases  NonUS: Nonaccrual                        RCON1791                  0               RCN8.B.C
Debt Securities: 30-89 Days                      RCON3505                  0               RCN9.A
Debt Securities: 90+ Days                        RCON3506                  0               RCN9.B
Debt Securities: Nonaccrual                      RCON3507                  0               RCN9.C


WELLS FARGO BANK (TEXAS), NA                   Call Date:  06/30/96       ST-BK:  48-3778          FFIEC  032
P.O. BOX 29743                                                                                     Page RC-19
PHOENIX, AZ  85038-9743                        Vendor ID:  D              CERT:  24344                  27

Transit Number:  11300106      Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST

Schedule RC - N - CONTINUED
                                                                                                       C373 [-
Memoranda
                                                                                   Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
Restruc'd: 30-89 Days                            RCON1658                  0               RCNM.1.A
Restruc'd: 90+ Days                              RCON1659                  0               RCNM.1.B
Restruc'd: Nonaccrual                            RCON1661                  0               RCNM.1.C
Comm Real Estate Loans: 30-89 Days               RCON6558                 79               RCNM.2.A
Comm Real Estate Loans: 90+ Days                 RCON6559                184               RCNM.2.B
Comm Real Estate Loans: Nonaccrual               RCON6560              1,103               RCNM.2.C
Secured Loans - Const: 30-89 Days                RCON2759             12,768               RCNM.3.AA
Secured Loans - Const: 90+ Days                  RCON2769             11,062               RCNM.3.AB
Secured Loans - Const: Nonaccrual                RCON3492                962               RCNM.3.AC
Secured Loans - Farmland: 30-89 Days             RCON3493                 17               RCNM.3.BA
Secured Loans - Farmland: 90+ Days               RCON3494                  0               RCNM.3.BB
Secured Loans - Farmland: Nonaccrual             RCON3495                 79               RCNM.3.BC
Secd Loans 1-4 Fam-Revol: 30-89 Days             RCON5398                  3               RCNM.3.C1A
Secd Loans 1-4 Fam-Revol: 90+ Days               RCON5399                  0               RCNM.3.C1B
Secd Loans 1-4 Fam-Revol: Nonaccrual             RCON5400                  0               RCNM.3.C1C
Secd Loans 1-4 Fam-Other: 30-89 Days             RCON5401              7,525               RCNM.3.C2A
Secd Loans 1-4 Fam-Other: 90+ Days               RCON5402              1,526               RCNM.3.C2B
Secd Loans 1-4 Fam-Other: Nonaccrual             RCON5403                866               RCNM.3.C2C
Secured Loans - Multifam: 30-89 Days             RCON3499                  0               RCNM.3.DA
Secured Loans - Multifam: 90+ Days               RCON3500                  0               RCNM.3.DB
Secured Loans - Multifam: Nonaccrual             RCON3501                649               RCNM.3.DC
Secured Loans - Non Farm: 30-89 Days             RCON3502             14,419               RCNM.3.EA
Secured Loans - Non Farm: 90+ Days               RCON3503              1,055               RCNM.3.EB
Secured Loans - Non Farm: Nonaccrual             RCON3504              2,870               RCNM.3.EC
Rate/Contract: Book Value: 30-89 Days            RCON3522                  0               RCNM.4.AA
Rate/Contract: Book Value: 90+ Days              RCON3528                  0               RCNM.4.AB
Rate/Contract: Replacement:30-89 Days            RCON3529                  0               RCNM.4.BA
Rate/Contract: Replacement: 90+ Days             RCON3530                  0               RCNM.4.BB



WELLS FARGO BANK (TEXAS), NA                   Call Date:  06/30/96       ST-BK:  48-3778          FFIEC  032
P.O. BOX 29743                                                                                     Page RC-20
PHOENIX, AZ  85038-9743                        Vendor ID:  D              CERT:  24344                  28

Transit Number:  11300106      Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST

Schedule RC - O - Other Data for Deposit Insurance Assessments
                                                                                                      C375 [-
                                                                                   Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
Unposted Debits                                  RCON0030                  0               RCO1.A
Unposted Debits: Demand                          RCON0031                  0               RCO1.B.1
Unposted Debits: Time/Savings(1)                 RCON0032                  0               RCO1.B.2
Unposted Credits                                 RCON3510                  0               RCO2.A
Unposted Credits: Demand                         RCON3512            139,395               RCO2.B.1
Unposted Credits: Time/Savings(1)                RCON3514                 48               RCO2.B.2
Uninvested Trust Fund Cash                       RCON3520                  0               RCO3
Demand Dep Consolidated Subsidiaries             RCON2211             22,235               RCO4.A
Time/Sav Dep Consolidated Subsidiaries(1)        RCON2351                  0               RCO4.B
Int accrued/unpaid on deps of con sub            RCON5514                  0               RCO4.C
Passed-Through: Demand                           RCON2314                  0               RCO6.A
Passed-through: Time/Saving(1)                   RCON2315                  0               RCO6.B
Unamortized premiums(1)                          RCON5516              5,211               RCO7.A
Unamortized discounts(1)                         RCON5517                  0               RCO7.B
OAKAR Deposits                                   RCON5518            805,676               RCO8
Deposit Institution Invest. Contracts            RCON8432                  0               RCO10


(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

WELLS FARGO BANK (TEXAS), NA                   Call Date:  06/30/96       ST-BK:  48-3778          FFIEC  032
P.O. BOX 29743                                                                                     Page RC-21
PHOENIX, AZ  85038-9743                        Vendor ID:  D              CERT:  24344                  29

Transit Number:  11300106      Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST

Schedule RC - O - Continued
                                                                                   Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
Reciprocal Demand Bals - Savings Asc.            RCON8785                  0               RCO11.A
Reciprocal Demand Bals - Foreign Brch            RCONA181                  0               RCO11.B
Reciprocal Demand Bals - Cash Items              RCONA182              7,695               RCO11.C
Deposits [$100 000                               RCON2702          3,324,472               RCOM.1.A.1
Number of Dep. Accounts [$100 000                RCON3779            698,234               RCOM.1.A.2
Deposits ]$100 000                               RCON2710          2,278,489               RCOM.1.B.1
Number of Dep. Accounts ]$100 000                RCON2722              6,062               RCOM.1.B.2
Yes/No: Bank has a better method/proc            RCON6861                  0               RCOM.2.A
If YES: Uninsured Deposits Amount                RCON5597                  0               RCOM.2.B


WELLS FARGO BANK (TEXAS), NA                   Call Date:  06/30/96       ST-BK:  48-3778          FFIEC  032
P.O. BOX 29743                                                                                     Page RC-22
PHOENIX, AZ  85038-9743                        Vendor ID:  D              CERT:  24344                 30

Transit Number:  11300106      Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST

Schedule RC - R - Regulatory Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item
12, for June 30, 1995, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.


                                                                                                       C380 [-
                                                                                   Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
Do You Meet Capital Requirements? Y/N            RCON6056                  0               RCR1
Subordinated Debt(1) and other limited
life capital
  Subordinated Debt: Maturity [ 1 Year(1)        RCON3780                  0               RCR2.A.A
  Other Limited-Life: Maturity [ 1 Year          RCON3786                  0               RCR2.A.B
  Subordinated Debt: Matur 1 to 2 Years(1)       RCON3781                  0               RCR2.B.A
  Other Limited-Life: Matur 1 to 2 Yrs           RCON3787                  0               RCR2.B.B
  Subordinated Debt: Matur 2 to 3 Years(1)       RCON3782                  0               RCR2.C.A
  Other Limited-Life: Matur 2 to 3 Yrs           RCON3788                  0               RCR2.C.B
  Subordinated Debt: Matur 3 to 4 Years(1)       RCON3783                  0               RCR2.D.A
  Other Limited-Life: Matur 3 to 4 Yrs           RCON3789                  0               RCR2.D.B
  Subordinated Debt: Matur 4 to 5 Years(1)       RCON3784                  0               RCR2.E.A
  Other Limited-Life: Matur 4 to 5 Yrs           RCON3790                  0               RCR2.E.B
  Subordinated Debt: Matur over 5 Years(1)       RCON3785             80,000               RCR2.F.A
  Other Limited-Life: Matur over 5 Yrs           RCON3791                  0               RCR2.F.B
Amnts used for capt ratio:Tier 1 capt            RCON8274            452,161               RCR3.A
Amnts used for capt ratio:Tier 2 capt            RCON8275            142,535               RCR3.B
Amnts used for capt ratio:Risk-based             RCON3792            594,696               RCR3.C
Amnts used for capt ratio: Allowance             RCONA222                  0               RCR3.D
Amnts used for capt ratio:Risk-weight            RCONA223          5,577,677               RCR3.E
Amnts used for capt ratio:Average tot            RCONA224          6,551,701               RCR3.F
Zero % Risk: Securities Issued By....            RCON3794            393,088               RCR4.A.1
Zero % Risk: All Other Assets                    RCON3795            388,516               RCR4.A.2
Zero % Risk: Credit Equiv Off-Balance(2)         RCON3796                  0               RCR4.B


(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.

(2) Do not report in column B the risk-weighted amount of assets reported in column A.

WELLS FARGO BANK (TEXAS), NA                   Call Date:  06/30/96       ST-BK:  48-3778          FFIEC  032
P.O. BOX 29743                                                                                     Page RC-23
PHOENIX, AZ  85038-9743                        Vendor ID:  D              CERT:  24344                 31

Transit Number:  11300106      Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST

Schedule RC - R - Continued
                                                                                   Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
 20 % Risk: Claims Cond Guaranteed               RCON3798            198,555               RCR5.A.1
 20 % Risk: Claims Collateralized                RCON3799             56,887               RCR5.A.2
 20 % Risk: All Other Assets                     RCON3800          1,181,422               RCR5.A.3
 20 % Risk: Credit Equiv Off-Balance(1)          RCON3801            163,319               RCR5.B
 50 % Risk: Assets On Balance Sheet              RCON3802            524,261               RCR6.A
 50 % Risk: Credit Equiv Off-Balance(1)          RCON3803              1,099               RCR6.B
100 % Risk: Assets On Balance Sheet              RCON3804          4,192,663               RCR7.A
100 % Risk: Credit Equiv Off-Balance(1)          RCON3805          1,163,766               RCR7.B
On-Balance Sheet Values Excluded From(2)         RCON3806             (1,968)              RCR8
 Total Assets On Balance Sheet                   RCON3807          6,933,424               RCR9
Credit Exp - Off-Bal Sheet Derivative            RCON8764              5,804               RCRM.01
Not. prin. Off-Bal Sheet Deriv Contracts(3)
 Derivative Int Rate Contracts [ 1 YR            RCON3809              3,944               RCRM.02.AA
 Derivative Int Rate Contracts 1-5 YRS           RCON8766          1,131,880               RCRM.02.AB
 Derivative Int Rate Contracts ] 5 YRS           RCON8767                  0               RCRM.02.AC
 Derivative Fgn Exch Contracts [ 1 YR            RCON3812              2,286               RCRM.02.BA
 Derivative Fgn Exch Contracts 1-5 YRS           RCON8769                  0               RCRM.02.BB
 Derivative Fgn Exch Contracts ] 5 YRS           RCON8770                  0               RCRM.02.BC
 Derivative   Gold   Contracts [ 1 YR            RCON8771                  0               RCRM.02.CA
 Derivative   Gold   Contracts 1-5 YRS           RCON8772                  0               RCRM.02.CB
 Derivative   Gold   Contracts ] 5 YRS           RCON8773                  0               RCRM.02.CC
 Derivative P Metals Contracts [ 1 YR            RCON8774                  0               RCRM.02.DA
 Derivative P Metals Contracts 1-5 YRS           RCON8775                  0               RCRM.02.DB
 Derivative P Metals Contracts ] 5 YRS           RCON8776                  0               RCRM.02.DC
 Derivative Commodity Contrcts [ 1 YR            RCON8777                  0               RCRM.02.EA
 Derivative Commodity Contrcts 1-5 YRS           RCON8778                  0               RCRM.02.EB
 Derivative Commodity Contrcts ] 5 YRS           RCON8779                  0               RCRM.02.EC
 Derivative  Equity  Contracts [ 1 YR            RCONA000                  0               RCRM.02.FA
 Derivative  Equity  Contracts 1-5 YRS           RCONA001                  0               RCRM.02.FB
 Derivative  Equity  Contracts ] 5 YRS           RCONA002                  0               RCRM.02.FC


(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g. future contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

WELLS FARGO BANK (TEXAS), NA                 Call Date: 06/30/96       ST-BK: 48-3778             FFIEC  032
P.O. BOX 29743                                                                                    Page RC-24
PHOENIX, AZ 85038-9743                       Vendor ID: D              CERT: 24344
                                                                                                      32
Transit Number: 11300106         Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST

                                 Optional Narrative Statement Concerning the Amounts
                                   Reported in the Reports of Condition and Income
                                        at close of business on June 30, 1996

WELLS FARGO BANK (TEXAS), NA                                PHOENIX                                        AZ
- ---------------------------------------------------------   ------------------------------------------     ----------
Legal Title of Bank                                         City                                           State

The management of the reporting bank may, if it wishes,     the truncated statement will appear as the bank's
submit a brief narrative statement on the amounts           statement both on agency computerized records and in
reported in the Reports of Condition and Income. This       computer-file releases to the public.
optional statement will be made available to the public,
along with the publicly available data in the Reports of    All information furnished by the bank in the narrative
Condition and Income, in response to any request for        statement must be accurate and not misleading.
individual bank report data. However, the information       Appropriate efforts shall be taken by the submitting
reported in column A and in all of Memorandum item 1 of     bank to ensure the statement's accuracy. The statement
Schedule RC-N is regarded as confidential and will not      must be signed, in the space provided below, by a senior
be released to the public. BANKS CHOOSING TO SUBMIT THE     officer of the bank who thereby attests to its accuracy.
NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT
DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF      If, subsequent to the original submission, material
INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS        changes are submitted for the data reported in the
REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR     Reports of Condition and Income, the existing narrative
ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE     statement will be deleted from the files, and from
MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF         disclosure; the bank, at its option, may replace it with
THEIR CUSTOMERS. Banks choosing not to make a statement     a statement, under signature, appropriate to the amended
may check the "No comment" box below and should make no     data.
entries of any kind in the space provided for the
narrative statement; i.e., DO NOT enter in this space       The optional narrative statement will appear in agency
such phrases as "No statement," "Not applicable," "N/A,"    records and in release to the public exactly as
"No Comment," and "None."                                   submitted (or amended as described in the preceding
                                                            paragraph) by the management of the bank (except for the
The optional statement must be entered on this sheet.       truncation of statements exceeding the 750-character
The statement should not exceed 100 words. Further,         limit described above). THE STATEMENT WILL NOT BE EDITED
regardless of the number of words, the statement must       OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR
not exceed 750 characters, including punctuation,           ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL
indentation, and standard spacing between words and         NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS
sentences. If any submission should exceed 750              VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION
characters, as defined, it will be truncated at 750         CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL
characters with no notice to the submitting bank and        APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT
                                                            SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.
- ---------------------------------------------------------------------------------------------------------------------------
No comment:               X (RCON 6979)                                                                  C371    C372 [-
BANK MANAGEMENT STATEMENT (please type or print clearly) (TEXT 6980):










                                                            ----------------------------------------    -----------------
                                                            Signature of Executive Officer of Bank      Date of Signature

WELLS FARGO BANK (TEXAS), NA                 Call Date: 06/30/96       ST-BK: 48-3778             FFIEC  032
P.O. BOX 29743                                                                                    Page RC-25
PHOENIX, AZ 85038-9743                       Vendor ID: D              CERT: 24344
                                                                                                      33
Transit Number: 11300106         Transmitted to EDS as 0008716 on 07/30/96 at 18:33:19 CST


                                        THIS PAGE IS TO BE COMPLETED BY ALL BANKS
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                                                            OMB No. For OCC:                     1557-0081
                                                            OMB No. For FDIC:                    3064-0052
                                                            OMB No. For Federal Reserve:         7100-0036
                                                            Expiration Date:                     03/31/99

                                                                    SPECIAL REPORT
                                                            (Dollar Amounts in Thousands)

                                        CLOSE OF BUSINESS DATE:              FDIC Certificate Number:
                                         June 30, 1996                                24344                      C700 [-
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LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
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The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of
Condition.  With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to its executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations
(Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively.
Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
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                                                                               RCON
                                                                               ----
1. Number of loans made to executive officers since the previous
     Call Report date. . . . . . . . . . . . . . . . . . . . . . . . . .       3561               NONE    a.
2. Total dollar amount of above loans (in thousands of dollars)  . . . .       3562                  0    b.
3. Range of interest charged on above loans (example:
     9 3/4% = 9.75)  . . . . . . . . . . . . . . . . . . . . . . . . . .  7701/7702      0.00% to 0.00%   c.



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SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT:                    DATE (Month, Day, Year):

/s/ John V. Prince  Vice President                                           7/23/96
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NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED: (TEXT 8903)      AREA CODE/PHONE NUMBER: (TEXT 8904)

Douglas S. Alldredge, Assistant Vice President                               (602) 858-8162
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FDIC 8040/53 (6-95)
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